UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund (PMFIX)

PMC Diversified Equity Fund (PMDEX)

Annual Report

August 31, 2014

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers both the fiscal quarter and one-year period ended August 31, 2014.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. Over the past year the economy has continued to show better-than-expected results in many segments. The employment situation, in particular, has begun to show signs of sustained improvement; manufacturing and non-manufacturing services have trended higher; vehicle sales recently reached a multi-year high; and housing has begun to show signs of a renewed pickup in activity. At the same time, the Federal Reserve has continued to wind down its asset purchase program, which is now on track to end sometime in the fourth quarter of 2014. Within this landscape, the economy posted strong second quarter results after contracting in the first quarter. Many analysts expect the recent trends to continue. The consensus among economists is that the economy will accelerate into 2015.

For the most part, equity and fixed income markets have performed reasonably well over the past year. The primary factor driving the markets was the ongoing aggressive monetary policy initiatives undertaken by world central banks, led by the U.S. Federal Reserve (“Fed”). Within the past twelve months, however, the Fed has begun a transition. One aspect of this transition is that Janet Yellen replaced Ben Bernanke as Fed chariman earlier this year. Both equity and fixed income markets have reacted well to the change, with Chairman Yellen essentially maintaining the course set out by Mr. Bernanke. A second change to domestic monetary policy in the past twelve months is the winding down of the Fed’s asset purchase program. At the program’s peak, the Fed was purchasing $85 billion of Treasury and mortgage-backed securities. The purchase amounts have declined consistently this year such that the program is on pace to end in the fourth quarter. Economists and investors will now be watching to see when the Fed pivots to raising short-term rates and begins selling the securities in its portfolio. The emerging consensus among analysts is that the Fed will begin to raise rates sometime in 2015, assuming economic data continues to improve on its current trajectory.

Despite the economy’s improvement, yields on U.S. Treasury securities have remained relatively low over the past twelve months. The yield on the 10-year U.S. Treasury actually declined from 2.75% to 2.34% over the twelve months ended August 31, 2013. Typically, a decline in yields of that magnitude is accompanied by a poor economic climate, but that has not been the case. An alternative explanation for the softness in yields is that since the Fed has been such an active buyer of Treasurys in recent years there is less supply, meaning prices are more easily bid up (and yields decline) when demand arises.

Globally, there has been halting progress in the eurozone economies, but growth has been lackluster enough that European Central Bank (ECB) President Mario Draghi announced in May that the ECB would be lowering interest rates to -0.10% on financial institutions’ deposits held with the ECB. A negative interest rate means that banks and other lenders would need to pay the ECB for keeping money on deposit, a definite incentive to making loans with those funds. Elsewhere, China continued to struggle to maintain growth at targeted levels, and undertook aggressive easing in order to spur growth.

Geopolitical skirmishes and a renewed heightening of terrorist activity has also kept markets watchful. Russia’s incursion into Ukraine, the Israel-Palestinian conflict and the headline-grabbing activity of terror group ISIS have all impacted the markets in some respect. Despite these threats, broad equity indices established new record highs this summer.

Total Returns as of August 31, 2014*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	Year to Date	One Year	Five Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Core Fixed Income Fund	0.88%	2.82%	5.03%	6.58%	5.07%	6.35%	9-28-07	1.46%
Barclays Capital Aggregate Bond Index	0.90%	2.74%	4.81%	5.66%	4.48%	5.11%
PMC Diversified Equity Fund	2.84%	4.84%	5.62%	20.40%	14.02%	13.69%	8-26-09	1.61%
MSCI World Index	2.48%	5.93%	7.20%	21.74%	12.97%	12.92%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 888-762-7338. Performance results reflect contractual expense subsidies and waivers in effect until December 29, 2015; without these waivers, returns would have been less favorable.

PMC	Core Fixed Income Fund

The PMC Core Fixed Income Fund generated a positive return for both the three- and twelve-month periods ending August 31, 2014. For the most recent three-month period, the Fund generated a return of +0.88%, in line with the benchmark Barclays Capital U.S. Aggregate Bond Index return of +0.90%. For the twelve months ended August 31, 2014, the Fund posted a return of +6.58%, outperforming the benchmark return of +5.66%. The primary factor impacting performance during both periods for the Fund’s three sub-advisers, Neuberger Berman Fixed Income LLC, Schroder Investment Management North America Inc., and William Blair & Co., L.L.C., was a continued positioning to benefit from falling volatility and obtaining higher yield from a diversified group of positions. The sub-advisers continued to be underweight U.S. Treasury securities and market sectors that are not positioned to provide yield adequate to compensate for risk exposures. As an example, the sub-advisers have reduced aggregate exposure to high yield securities. The sub-advisers are also very focused on security selection in this environment, and have favored the long end of the term structure, given the continued flattening of the yield curve.

The primary risks to the strategies employed by the Fund’s sub-advisers remain in place, and exist at both the macro level and in individual security selection. The Fund’s exposure to government securities has been reduced, so the Fund remains likely to underperform somewhat if Treasury securities outperform credit securities. In addition, if the general level of interest rates rises rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

PMC	Diversified Equity Fund

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure. The Fund’s investment objective is long-term capital appreciation, and the five sub-advisers selected to manage Fund assets are: Mellon Capital Management Corporation (Large Cap Growth); Loomis, Sayles & Company, L.P. (Large Cap Value); Delaware Investment Fund Advisers (Small Cap Core); Neuberger Berman Management, LLC (International ADR); and William Blair & Co., L.L.C. (Global). The Fund had performance generally in line with its benchmark over the twelve month period ending August 31, 2014. For the most recent three-month period, the Fund generated a return of +2.84%, slightly outperforming the +2.48% return of the MSCI World Index. For the twelve months ended August 31, 2014, the Fund generated a total return of +20.40%, slightly underperforming the +21.74% return of the benchmark. Relative performance benefited during the twelve month period from positive stock selection in a number of industry sectors, including financials, energy and consumer staples. Among the detractors from performance during the year was stock selection in the information technology, materials and industrials sectors. Another contributor to performance was an underweight to the financials sector. Also during the twelve month period, the Fund’s sub-advisers were able to effectively identify opportunities in the large cap, small cap and international segments of the market while maintaining a risk-controlled posture.

The primary risks to the strategies employed by the Fund’s sub-advisers continue to primarily involve systematic risk. Because each of the sub-advisers controls the risk of the portfolio relative to their respective benchmark, the overall portfolio should track the fund benchmark fairly closely on a relative basis. However, if a general market decline were experienced, the sub-advisers’ fully invested strategies would incur a similar setback.

Remarks

World equity markets have continued to deliver solid returns over the past year, due primarily to a combination of improving economic data, reasonable valuations and a Federal Reserve monetary policy that remains accommodative. The markets have had to traverse the uncertainty created by various geopolitical skirmishes, including those in Ukraine and Israel, as well as the recent issues involving terror group ISIS. Investors will also be closely watching the upcoming mid-term elections. With its asset-purchase program now in its final stages, the Fed will be assessing when it will need to raise rates. In making this determination, the Fed will be monitoring improvements in economic data, in particular the employment situation.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Chief Investment Officer

Envestnet/PMC

Envestnet	Asset Management

The views in this report were those of the Fund’s investment adviser and the Fund’s sub-advisers as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the PMC Funds.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Core Fixed Income Fund or the PMC Equity Fund (each a “Fund”, together the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/14–8/31/14).

Actual	Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/14	Ending Account Value 8/31/14	Expenses Paid During Period 3/1/14–8/31/14*
PMC Core Fixed Income Fund
Actual	$1,000.00	$1,028.20	$5.11
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
PMC Diversified Equity Fund
Actual	1,000.00	1,048.40	7.23
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% and 1.40% for the PMC Core Fixed Income Fund and PMC Diversified Equity Fund, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PMC CORE FIXED INCOME FUND (PMFIX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2014 is shown below.

Average Annual Returns as of August 31, 2014

	PMC Core Fixed Income Fund	Barclays Capital Aggregate Bond Index
One Year	6.58%	5.66%
Five Year	5.07%	4.48%
Since Inception (9/28/07)	6.35%	5.11%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC CORE FIXED INCOME FUND (PMFIX)

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on September 28, 2007, the inception date of the Fund. The graph does not reflect any future performance.

The Barclays Capital Aggregate Bond Index (formerly Lehman Brothers Aggregate Bond Index) is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND (PMDEX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2014 is shown below.

Average Annual Returns as of August 31, 2014

	PMC Diversified Equity Fund	MSCI World Index
One Year	20.40%	21.74%
Five Year	14.02%	12.97%
Since Inception (8/26/09)	13.69%	12.92%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Continued

PMC DIVERSIFIED EQUITY FUND (PMDEX)

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 26, 2009, the inception date of the Fund. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014

	Principal Amount	Value
Asset Backed Securities—9.69%
Accredited Mortgage Loan Trust
2005-3, 0.605%, 09/25/2035	$148,000	$144,236
Aegis Asset Backed Securities Trust
2005-1, 0.705%, 03/25/2035	170,000	153,814
American Credit Acceptance Receivables Trust
A, 1.890%, 07/15/2016(a)	7,015	7,024
A, 1.640%, 11/15/2016(a)	20,805	20,843
A, 1.450%, 04/16/2018(a)	45,405	45,589
American Express Credit Account Master Trust
A, 0.525%, 12/15/2021	300,000	300,543
American Express Issuance Trust II
2013-2, 0.585%, 08/15/2019	110,000	110,377
AmeriCredit Automobile Receivables Trust
C, 1.570%, 01/08/2019	40,000	39,892
C, 2.290%, 11/08/2019	260,000	259,692
C, 2.150%, 03/09/2020	190,000	188,859
C, 2.180%, 06/08/2020	160,000	159,183
Ameriquest Asset-Backed Pass-Through Certificate
2004-R2, 0.845%, 04/25/2034	235,819	234,383
Ameriquest Mortgage Securities, Inc.
2003-10, 0.915%, 12/25/2033	201,459	196,796
ARL Second LLC
201400.00%, 3.970%, 06/15/2044(a)	150,000	153,304
Carfinance Capital Auto Trust
A, 1.750%, 11/15/2017(a)	33,493	33,625
Carrington Mortgage Loan Trust
2005-OPT2, 0.805%, 05/25/2035	100,000	86,518
2006-RFC1, 0.305%, 06/25/2035	256,489	241,219
2005-NC3, 0.615%, 06/25/2035	310,000	290,768
2005-NC5, 0.635%, 10/25/2035	280,000	248,179
2006-NC1, 0.465%, 01/25/2036	380,000	310,547
Centex Home Equity Loan Trust
2004-A, 0.755%, 01/25/2034	312,881	289,237
2005-D, 0.635%, 10/25/2035	175,000	151,163
Chase Issuance Trust
2014-5A, 0.525%, 04/15/2021	635,000	636,671
Citigroup Mortgage Loan Trust, Inc.
M-3, 0.635%, 05/25/2035	325,000	279,683
M-1, 0.905%, 06/25/2035(a)	114,000	110,813
CLI Funding V LLC
2013-1, 2.830%, 03/20/2028(a)	171,667	170,374
2013-2, 3.220%, 06/18/2028(a)	205,296	206,036
Cronos Containers Program Ltd.
2012-2, 3.810%, 09/18/2027(a)	202,083	202,230
DT Auto Owner Trust
2014-2, 2.460%, 01/15/2020(a)	180,000	179,964
Ellington Loan Acquisition Trust
2007-2, 1.255%, 05/25/2037(a)	376,053	340,326
EquiFirst Mortgage Loan Trust
2003-2, 1.280%, 09/25/2033	300,404	295,661
Exeter Automobile Receivables Trust
2014-1, 1.290%, 05/15/2018(a)	118,933	119,171
2014-2, 1.060%, 08/15/2018(a)	31,678	31,698

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Fieldstone Mortgage Investment Trust
2005-1, 1.280%, 03/25/2035	$200,000	$179,474
2005-2, 0.645%, 12/25/2035	200,000	149,282
First Franklin Mortgage Loan Trust
2005-FF1, 0.890%, 12/25/2034	238,204	226,904
M-5, 1.730%, 01/25/2035	95,000	90,712
Flagship Credit Auto Trust
2013-1, 1.320%, 04/16/2018(a)	153,690	153,952
2013-2, 1.940%, 01/15/2019(a)	98,428	98,743
2014-1, 2.550%, 02/18/2020(a)	65,000	65,015
Global SC Finance II SRL
2013-1, 2.980%, 04/17/2028(a)	216,667	216,060
2014-1, 3.190%, 07/17/2029(a)	247,917	248,189
Home Equity Mortgage Trust
2004-5, 1.755%, 02/25/2035	87,125	80,819
JP Morgan Mortgage Acquisition Trust
2006-CW1, 0.305%, 05/25/2036	203,842	201,784
MASTR Asset Backed Securities Trust
2006-HE1, 0.445%, 01/25/2036	330,000	299,656
Morgan Stanley ABS Capital I, Inc. Trust
2004-HE6, 0.980%, 08/25/2034	240,000	223,796
2005-HE3, 1.130%, 07/25/2035	392,010	342,426
Morgan Stanley Dean Witter Capital I, Inc. Trust
2002-AM2, 1.280%, 05/25/2032	201,507	191,411
New Century Home Equity Loan Trust
2005-B, 0.555%, 10/25/2035	200,000	178,142
Newcastle Mortgage Securities Trust
A-4, 0.435%, 03/25/2036	180,000	172,631
OnDeck Asset Securitization Trust LLC
2014-1, 3.150%, 05/17/2018(a)	205,000	205,792
OneMain Financial Issuance Trust
A, 2.430%, 06/18/2024(a)	335,000	334,993
A, 2.470%, 09/18/2024(a)	175,000	175,055
Prestige Auto Receivables Trust
B, 1.910%, 04/15/2020(a)	115,000	114,589
RAMP Trust
M-5, 0.785%, 10/25/2034	232,064	208,065
M-4, 0.715%, 03/25/2035	330,000	290,605
2006-RZ1, 0.555%, 03/25/2036	330,000	297,762
RASC Trust
M-5, 0.805%, 07/25/2035	325,000	282,310
Santander Drive Auto Receivables Trust
2013-3, 1.810%, 04/15/2019	85,000	84,982
2013-5, 2.250%, 06/17/2019	315,000	317,264
2014-2, 2.330%, 11/15/2019	195,000	196,084
2013-4, 3.250%, 01/15/2020	375,000	389,757
2014-1, 2.360%, 04/15/2020	305,000	308,079
2014-3, 2.130%, 08/17/2020	285,000	284,280
SoFi Professional Loan Program
A-1, 1.753%, 06/25/2025(a)	190,000	190,971
Structured Asset Investment Loan Trust
2004-6, 0.955%, 07/25/2034	274,483	261,479
2004-8, 1.055%, 09/25/2034	193,368	185,915
2005-3, 0.815%, 04/25/2035	359,000	334,526

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Structured Asset Securities Corp Mortgage Loan Trust
M3, 0.585%, 05/25/2035	$155,000	$150,622
A4, 0.315%, 04/25/2036	195,451	185,708
TAL Advantage V LLC
2013-2, 3.550%, 11/20/2038(a)	282,125	287,725
2014-1, 3.510%, 02/20/2039(a)	157,700	160,406
2014-2, 3.330%, 05/20/2039(a)	167,271	168,475
United Airlines Pass Through Trust
A, 6.636%, 01/02/2024	285,429	312,545
US Airways Pass Through Trust
2012-2, 4.625%, 12/03/2026	129,048	136,468
VFC LLC
2014-2, 2.750%, 07/22/2030(a)	284,524	284,995
Westlake Auto Receivables Trust
B, 1.240%, 11/15/2019(a)	110,000	109,949
C, 1.700%, 11/15/2019(a)	175,000	174,859

Total Asset Backed Securities (Cost $15,363,832)		15,791,674

Corporate Bonds—14.50%
Administrative and Support Services—0.15%
Synchrony Financial
4.250%, 08/15/2024	245,000	251,078

Ambulatory Health Care Services—0.04%
Sabra Health Care LP
5.375%, 06/01/2023	65,000	66,056

Beverage and Tobacco Product Manufacturing—0.59%
Altria Group, Inc.
4.000%, 01/31/2024	110,000	114,643
9.950%, 11/10/2038	177,000	301,589
5.375%, 01/31/2044	210,000	234,147
Reynolds American, Inc.
7.250%, 06/15/2037	45,000	57,537
4.750%, 11/01/2042	190,000	186,142
6.150%, 09/15/2043	60,000	70,169

		964,227

Broadcasting (except Internet)—0.42%
Comcast Corp.
4.650%, 07/15/2042	140,000	150,209
DIRECTV Holidngs LLC
5.150%, 03/15/2042	265,000	286,401
Univision Communications, Inc.
7.875%, 11/01/2020(a)	75,000	82,125
Viacom, Inc.
5.850%, 09/01/2043	145,000	168,305

		687,040

Chemical Manufacturing—0.25%
Eastman Chemical Co.
4.800%, 09/01/2042	35,000	36,347
4.650%, 10/15/2044	180,000	183,112
Monsanto Co.
4.700%, 07/15/2064	180,000	187,719

		407,178

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Clothing and Clothing Accessories Stores—0.18%
Nordstrom, Inc.
5.000%, 01/15/2044	$255,000	$288,320

Computer and Electronic Product Manufacturing—0.61%
Hewlett-Packard Co.
4.650%, 12/09/2021	95,000	104,834
L-3 Communications Corp.
3.950%, 11/15/2016	160,000	168,809
NetApp, Inc.
3.375%, 06/15/2021	300,000	306,758
Seagate HDD Cayman
4.750%, 06/01/2023	400,000	415,000

		995,401

Credit Intermediation and Related Activities—3.42%
ABN AMRO Bank NV
0.640%, 06/06/2016(a)	305,000	304,654
Ally Financial, Inc.
3.500%, 07/18/2016	80,000	82,200
Bank of America Corp.
1.105%, 04/01/2019	320,000	322,794
3.300%, 01/11/2023	465,000	461,635
4.200%, 08/26/2024	115,000	116,877
5.000%, 01/21/2044	115,000	125,446
5.200%, 12/29/2049	330,000	319,687
Citigroup, Inc.
6.675%, 09/13/2043	105,000	134,031
6.300%, 12/29/2049	215,000	219,701
Ford Motor Credit Co. LLC
1.700%, 05/09/2016	200,000	202,239
2.375%, 03/12/2019	285,000	285,568
4.375%, 08/06/2023	200,000	214,101
General Electric Capital Corp.
1.000%, 12/11/2015	115,000	115,834
5.250%, 06/29/2049	315,000	322,481
General Motors Financial Co., Inc.
4.750%, 08/15/2017	35,000	36,890
3.500%, 07/10/2019	145,000	146,200
JPMorgan Chase & Co.
1.350%, 02/15/2017	355,000	356,617
3.250%, 09/23/2022	385,000	387,583
4.850%, 02/01/2044	285,000	312,879
M&T Bank Corp.
6.450%, 12/29/2049	575,000	621,000
Wells Fargo & Co.
5.900%, 12/29/2049	300,000	315,000
Wells Fargo Capital X
5.950%, 12/01/2086	165,000	169,125

		5,572,542

Educational Services—0.05%
The George Washington University
3.485%, 09/15/2022	75,000	75,866

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Food and Beverage Stores—0.19%
The Kroger Co.
5.000%, 04/15/2042	$100,000	$109,409
5.150%, 08/01/2043	180,000	201,039

		310,448

Food Manufacturing—0.13%
Grupo Bimbo SAB de CV
4.875%, 06/27/2044(a)	200,000	205,012

Funds, Trusts, and Other Financial Vehicles—0.29%
FS Investment Corp.
4.000%, 07/15/2019	260,000	262,761
Health Care REIT, Inc.
4.125%, 04/01/2019	200,000	215,819

		478,580

General Merchandise Stores—0.08%
Macy’s Retail Holdings, Inc.
2.875%, 02/15/2023	130,000	126,800

Health and Personal Care Stores—0.09%
Express Scripts Holding Co.
6.125%, 11/15/2041	120,000	151,668

Insurance Carriers and Related Activities—1.31%
Humana, Inc.
7.200%, 06/15/2018	35,000	41,568
Liberty Mutual Group, Inc.
6.500%, 05/01/2042(a)	55,000	68,754
4.850%, 08/01/2044(a)	170,000	172,617
Prudential Financial, Inc.
5.200%, 03/15/2044	555,000	564,019
The Allstate Corp.
5.750%, 08/15/2053	415,000	444,828
Voya Financial, Inc.
5.500%, 07/15/2022	225,000	258,193
5.650%, 05/15/2053	335,000	342,538
WellPoint, Inc.
4.650%, 01/15/2043	240,000	248,346

		2,140,863

Machinery Manufacturing—0.20%
General Electric Co.
4.500%, 03/11/2044	200,000	218,588
Seventy Seven Operating LLC
6.625%, 11/15/2019	105,000	112,875

		331,463

Miscellaneous Manufacturing—0.08%
Boston Scientific Corp.
2.650%, 10/01/2018	125,000	127,507

Motion Picture and Sound Recording Industries—0.06%
Time Warner, Inc.
6.100%, 07/15/2040	80,000	96,616

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Motor Vehicle and Parts Dealers—0.04%
AutoZone, Inc.
2.875%, 01/15/2023	$60,000	$58,299

Oil and Gas Extraction—0.50%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	240,000	263,635
Chesapeake Energy Corp.
3.484%, 04/15/2019	50,000	50,625
GNL Quintero SA
4.634%, 07/31/2029(a)	355,000	364,395
Noble Energy, Inc.
4.150%, 12/15/2021	85,000	91,521
6.000%, 03/01/2041	40,000	48,503

		818,679

Paper Manufacturing—0.16%
International Paper Co.
4.800%, 06/15/2044	245,000	254,916

Pipeline Transportation—0.74%
Energy Transfer Partners LP
4.150%, 10/01/2020	250,000	264,792
6.500%, 02/01/2042	200,000	241,128
Kinder Morgan Energy Partners LP
6.500%, 09/01/2039	325,000	382,044
The Williams Cos, Inc.
4.550%, 06/24/2024	160,000	161,443
Williams Partners LP
5.400%, 03/04/2044	145,000	159,554

		1,208,961

Publishing Industries (except Internet)—0.34%
Oracle Corp.
2.500%, 10/15/2022	235,000	229,078
3.400%, 07/08/2024	310,000	315,604

		544,682

Real Estate—1.09%
Alexandria Real Estate Equities, Inc.
3.900%, 06/15/2023	60,000	60,401
Boston Properties LP
3.125%, 09/01/2023	75,000	73,471
Corporate Office Properties LP
3.700%, 06/15/2021	555,000	557,021
Digital Realty Trust LP
5.250%, 03/15/2021	55,000	60,173
DuPont Fabros Technology LP
5.875%, 09/15/2021	150,000	157,500
EPR Properties
5.750%, 08/15/2022	225,000	248,756
Leucadia National Corp.
5.500%, 10/18/2023	180,000	191,744
Ventas Realty LP
2.700%, 04/01/2020	430,000	429,150

		1,778,216

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Rental and Leasing Services—0.11%
Air Lease Corp.
3.375%, 01/15/2019	$60,000	$61,200
3.875%, 04/01/2021	110,000	111,650

		172,850

Repair and Maintenance—0.06%
American Axle & Manufacturing, Inc.
7.750%, 11/15/2019	85,000	97,113

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—1.93%
Jefferies Group LLC
6.500%, 01/20/2043	190,000	213,181
JPMorgan Chase & Co.
6.000%, 12/29/2049	320,000	329,760
Morgan Stanley
3.750%, 02/25/2023	230,000	236,483
6.375%, 07/24/2042	95,000	124,109
5.450%, 12/29/2049	590,000	601,063
Prudential Financial, Inc.
4.750%, 09/17/2015	65,000	67,736
The Goldman Sachs Group, Inc.
3.625%, 02/07/2016	145,000	150,589
2.375%, 01/22/2018	290,000	294,794
1.835%, 11/29/2023	275,000	285,594
4.800%, 07/08/2044	215,000	225,688
5.700%, 12/29/2049	585,000	606,877

		3,135,874

Support Activities for Mining—0.17%
Rowan Cos., Inc.
5.400%, 12/01/2042	175,000	174,072
5.850%, 01/15/2044	95,000	100,112

		274,184

Telecommunications—1.01%
Qwest Corp.
6.750%, 12/01/2021	365,000	425,298
Verizon Communications, Inc.
2.625%, 02/21/2020(a)	466,000	467,971
6.550%, 09/15/2043	325,000	419,212
5.012%, 08/21/2054(a)	322,000	337,447

		1,649,928

Transportation Equipment Manufacturing—0.09%
Delphi Corp.
4.150%, 03/15/2024	145,000	151,017

Utilities—0.12%
CMS Energy Corp.
4.875%, 03/01/2044	105,000	113,994
NiSource Finance Corp.
4.800%, 02/15/2044	85,000	87,202

		201,196

Total Corporate Bonds (Cost $22,503,833)		23,622,580

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Foreign Corporate Bonds—8.88%
Abbey National Treasury Services PLC
3.050%, 08/23/2018	$125,000	$130,723
Actavis Funding SCS
4.850%, 06/15/2044(a)	305,000	315,030
Aircastle Ltd.
6.750%, 04/15/2017	105,000	114,712
ArcelorMittal
4.250%, 02/25/2015	90,000	91,237
5.750%, 08/05/2020	360,000	386,550
Bank of Montreal
1.950%, 01/30/2017(a)	250,000	255,724
Barclays Bank PLC
6.750%, 05/22/2019	100,000	120,110
Barclays PLC
8.250%, 12/15/2048	400,000	424,472
Barrick Gold Corp.
4.100%, 05/01/2023	670,000	680,732
BBVA Banco Continental SA
3.250%, 04/08/2018(a)	120,000	122,340
BBVA Bancomer SA Texas
6.500%, 03/10/2021(a)	200,000	226,000
BHP Billiton Finance USA Ltd.
5.000%, 09/30/2043	90,000	103,295
BPCE SA
4.000%, 04/15/2024	270,000	279,898
BRF SA
4.750%, 05/22/2024(a)	600,000	607,500
Canadian Imperial Bank of Commerce
2.750%, 01/27/2016(a)	455,000	469,321
Cementos Pacasmayo SAA
4.500%, 02/08/2023(a)	110,000	105,325
Cogeco Cable, Inc.
4.875%, 05/01/2020(a)	85,000	86,169
Credit Suisse Group AG
6.250%, 12/29/2049(a)	805,000	803,390
Danske Bank A/S
3.875%, 04/14/2016(a)	200,000	209,303
Deutsche Annington Finance BV
3.200%, 10/02/2017(a)	230,000	237,765
Ecopetrol SA
5.875%, 05/28/2045	120,000	130,015
Eksportfinans ASA
3.000%, 11/17/2014	155,000	155,686
Electricite de France SA
5.625%, 12/29/2049(a)	190,000	200,498
5.250%, 01/29/2050(a)	290,000	300,150
Fermaca Enterprises S de RL de CV
6.375%, 03/30/2038(a)	200,000	216,000
Grupo Televisa SAB
5.000%, 05/13/2045	200,000	206,814
GTL Trade Finance, Inc.
7.250%, 04/16/2044(a)	200,000	212,250

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Guernsey Credit Suisse AG
1.625%, 03/06/2015(a)	$200,000	$201,339
HSBC Holdings PLC
4.000%, 03/30/2022	220,000	236,035
5.250%, 03/14/2044	200,000	221,119
Inmarsat Finance PLC
4.875%, 05/15/2022(a)	110,000	110,550
London UBS AG
2.250%, 03/30/2017(a)	260,000	267,994
LYB International Finance BV
4.875%, 03/15/2044	280,000	302,686
MEG Energy Corp.
7.000%, 03/31/2024(a)	80,000	87,200
Norddeutsche Landesbank Girozentrale
0.875%, 10/16/2015(a)	200,000	200,962
2.000%, 02/05/2019(a)	200,000	200,793
Odebrecht Offshore Drilling Finance Ltd.
6.750%, 10/01/2022(a)	192,840	207,785
Orange SA
5.500%, 02/06/2044	195,000	224,068
Petrobras Global Finance BV
3.000%, 01/15/2019	180,000	177,817
Petroleos Mexicanos
6.625%, 06/15/2035	265,000	327,937
6.375%, 01/23/2045(a)	105,000	127,313
Rio Tinto Finance USA PLC
2.250%, 12/14/2018	250,000	254,731
3.500%, 03/22/2022	85,000	89,024
Rogers Communications, Inc.
5.000%, 03/15/2044	140,000	149,629
Royal Bank of Scotland Group PLC
1.875%, 03/31/2017	265,000	266,937
5.125%, 05/28/2024	280,000	286,118
Signet UK Finance PLC
4.700%, 06/15/2024	95,000	97,695
Societe Generale SA
5.000%, 01/17/2024(a)	560,000	587,503
6.000%, 07/27/2045(a)	420,000	402,150
SpareBank 1 Boligkreditt AS
1.750%, 11/15/2019(a)	495,000	485,183
Standard Chartered PLC
5.700%, 03/26/2044(a)	235,000	260,173
Teck Resources Ltd.
6.250%, 07/15/2041	80,000	88,687
Telecom Italia SpA
5.303%, 05/30/2024(a)	200,000	204,250
The Bank of Nova Scotia
2.150%, 08/03/2016(a)	280,000	287,507
Transocean, Inc.
3.800%, 10/15/2022	130,000	126,889
UBM PLC
5.750%, 11/03/2020(a)	100,000	107,636
Vale Overseas Ltd.
4.375%, 01/11/2022	350,000	367,108

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Vale SA
5.625%, 09/11/2042	$125,000	$129,896
WPP Finance UK
8.000%, 09/15/2014	100,000	100,125
XLIT Ltd.
5.750%, 10/01/2021	80,000	93,651

Total Foreign Corporate Bonds (Cost $13,904,006)		14,469,499

Foreign Government Agency Issues—0.86%
Eurasian Development Bank
5.000%, 09/26/2020(a)	485,000	494,700
FMS Wertmanagement AoeR
1.625%, 11/20/2018	315,000	315,991
Province of Manitoba, Canada
9.625%, 12/01/2018	60,000	76,881
Province of New Brunswick, Canada
2.750%, 06/15/2018	140,000	146,423
Province Of Ontario, Canada
0.950%, 05/26/2015	360,000	361,951

Total Foreign Government Agency Issues (Cost $1,374,401)		1,395,946

Foreign Government Notes/Bonds—1.17%
Brazilian Government International Bond
5.000%, 01/27/2045	250,000	257,500
Colombia Government International Bond
5.625%, 02/26/2044	300,000	349,500
Mexico Bonos
8.000%, 06/11/2020	513,507	590,495
Panama Government International Bond
7.125%, 01/29/2026	220,000	288,530
Poland Government International Bond
4.000%, 01/22/2024	395,000	415,982

Total Foreign Government Notes/Bonds (Cost $1,768,745)		1,902,007

Mortgage Backed Securities—20.20%
BAMLL Commercial Mortgage Securities Trust
2014-ICTS, 0.955%, 06/15/2028(a)	145,000	145,049
Banc of America Commercial Mortgage Trust
2006-6, 5.356%, 10/10/2045	150,000	159,083
2006-5, 5.414%, 09/10/2047	300,000	319,923
Bear Stearns Commerical Mortgage Securities Trust
A-4, 5.331%, 02/11/2044	66,929	71,707
Citigroup Commercial Mortgage Trust
C, 1.552%, 06/16/2033(a)	150,000	150,761
D, 1.902%, 06/16/2033(a)	140,000	140,408
X-A, 1.304%, 07/12/2047	1,250,000	101,465
Commercial Mortgage Trust
2014-TWC, 1.002%, 02/13/2032(a)	140,000	140,197
2013-LC6, 0.502%, 01/12/2046(a)	2,000,000	60,625
2013-CCRE6, 0.774%, 03/12/2046(a)	1,500,000	68,964
2013-CCRE12, 1.596%, 10/15/2046	943,612	83,689
2014-CCRE16, 1.444%, 04/12/2047	1,794,498	141,079
2014-CCRE17, 1.377%, 05/10/2047	1,497,248	117,550
2014-UBS3, 1.523%, 06/12/2047	1,168,888	105,812

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Commercial Mortgage Trust-Sava
2014-SAVA, 1.305%, 06/15/2034(a)	$215,000	$215,105
Commercial Mortgage Trust
2007-GG9, 5.444%, 03/10/2039	225,000	243,671
Credit Suisse Commercial Mortgage Trust
2007-C2, 5.542%, 01/15/2049	160,000	173,849
Credit Suisse First Boston Mortgage Securities Corp.
2005-C2, 4.832%, 04/15/2037	200,000	203,109
CSMC Trust
2014-ICE, 1.450%, 04/15/2027(a)	100,000	99,997
2014-ICE, 1.800%, 04/15/2027(a)	100,000	100,154
Extended Stay America Trust
295.75%, 2.958%, 12/05/2031(a)	150,000	152,154
B-7, 3.604%, 12/05/2031(a)	150,000	153,674
Fannie Mae- Aces
2014-M8, 0.402%, 05/25/2018	124,898	125,076
2012-M14, 0.628%, 09/25/2022(c)	3,344,397	107,183
2014-M8, 0.549%, 06/25/2024(c)	3,252,404	106,116
2014-M8, 3.056%, 06/25/2024	185,000	187,877
Fannie Mae Pool
5.000%, 01/01/2017	64,862	68,541
5.000%, 12/01/2021	60,278	63,744
5.500%, 02/01/2028	20,048	22,507
4.500%, 06/01/2029	26,310	28,432
5.000%, 03/01/2030	48,560	53,735
3.500%, 04/01/2032	160,553	168,652
5.000%, 06/01/2033	35,210	38,923
5.000%, 11/01/2033	25,384	28,065
5.000%, 08/01/2034	124,086	137,146
5.500%, 11/01/2034	272,255	306,169
5.000%, 10/01/2035	117,774	130,158
5.500%, 10/01/2035	202,210	226,100
5.500%, 10/01/2035	56,480	63,219
6.000%, 09/01/2036	9,377	10,605
6.156%, 09/01/2036	45,157	48,838
6.000%, 03/01/2037	63,752	72,235
5.500%, 05/01/2037	71,011	78,935
5.500%, 07/01/2037	166,102	184,445
5.500%, 09/01/2037	6,780	7,531
5.500%, 12/01/2037	12,542	13,927
5.500%, 12/01/2037	38,236	42,458
5.000%, 02/01/2038	56,801	62,760
6.000%, 05/01/2038	22,318	25,143
6.000%, 05/01/2038	86,598	97,710
5.000%, 12/01/2038	42,331	46,684
5.000%, 01/01/2039	64,094	70,656
5.000%, 03/01/2039	45,268	49,903
5.500%, 05/01/2039	327,008	363,157
4.500%, 03/01/2040	92,990	100,489
4.500%, 03/01/2040	142,201	153,667
4.500%, 05/01/2040	230,847	249,600
4.500%, 08/01/2040	210,815	228,012
4.500%, 08/01/2040	18,596	20,112
4.500%, 08/01/2040	244,835	264,703

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
4.500%, 09/01/2040	$2,225	$2,406
4.500%, 12/01/2040	48,760	52,733
4.000%, 02/01/2041	143,338	152,631
4.500%, 02/01/2041	166,720	180,375
4.500%, 03/01/2041	1,447,910	1,573,462
4.000%, 04/01/2041	28,432	30,271
5.000%, 04/01/2041	50,473	55,755
4.500%, 06/01/2041	911,108	986,626
4.500%, 07/01/2041	163,560	177,103
4.500%, 07/01/2041	88,789	96,145
4.500%, 08/01/2041	189,824	205,572
4.500%, 09/01/2041	163,627	177,146
5.500%, 09/01/2041	84,992	94,402
4.000%, 10/01/2041	59,426	62,398
4.500%, 10/01/2041	1,321,527	1,436,604
4.500%, 10/01/2041	113,845	123,542
4.500%, 10/01/2041	16,069	17,399
4.500%, 11/01/2041	44,812	48,500
3.500%, 12/01/2041	85,058	87,706
3.500%, 12/01/2041	30,909	31,871
3.500%, 03/01/2042	46,067	47,501
4.000%, 03/01/2042	298,561	317,116
4.000%, 03/01/2042	60,088	63,820
3.500%, 04/01/2042	134,899	139,099
3.500%, 04/01/2042	118,852	122,553
4.500%, 04/01/2042	215,516	233,242
3.266%, 06/01/2042	109,654	114,384
4.000%, 07/01/2042	817,380	867,549
3.000%, 01/01/2043	54,764	54,705
3.500%, 01/01/2043	95,479	98,452
3.500%, 02/01/2043	65,672	67,716
3.000%, 04/01/2043	69,065	68,946
3.000%, 04/01/2043	574,199	573,216
3.500%, 04/01/2043	67,723	69,876
3.500%, 04/01/2043	47,913	49,505
3.500%, 04/01/2043	160,918	166,229
3.000%, 05/01/2043	70,133	70,013
3.000%, 05/01/2043	97,338	97,393
3.000%, 06/01/2043	323,402	323,583
3.000%, 07/01/2043	4,777	4,765
3.000%, 07/01/2043	85,642	85,425
3.000%, 08/01/2043	341,670	341,226
3.000%, 08/01/2043	229,070	229,199
3.500%, 08/01/2043	104,966	108,780
3.500%, 08/01/2043	132,106	136,333
4.000%, 08/01/2043	374,744	398,397
4.000%, 09/01/2043	166,172	176,661
4.000%, 09/01/2043	182,017	193,843
4.000%, 09/01/2043	164,831	175,744
3.500%, 10/01/2043	96,101	99,093
4.500%, 11/01/2043	96,558	104,344
4.000%, 01/01/2044	96,837	102,949
4.000%, 03/01/2044	19,785	21,120
4.000%, 05/01/2044	97,857	103,863

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Fannie Mae REMICS
2011-127, 5.500%, 12/25/2026(c)	$82,107	$5,313
2014-9, 4.000%, 05/25/2037	130,800	139,225
2008-2, 5.000%, 07/25/2037	35,728	38,179
2011-14, 5.000%, 03/25/2041	170,000	195,157
2014-11, 2.500%, 10/25/2041	162,010	130,992
2012-128, 5.768%, 11/25/2042	181,918	156,805
FHLMC Multifamily Structured Pass Through Certificates
K-GRP, 0.535%, 04/25/2020	189,312	190,150
K-038, 1.358%, 03/25/2024(c)	1,827,686	164,716
FHLMC Structured Pass Through Securities
A-6, 0.555%, 11/25/2028	3,800	3,754
Freddie Mac Gold Pool
5.000%, 04/01/2023	3,156	3,445
5.500%, 12/01/2027	14,523	16,179
3.500%, 01/01/2029	121,699	128,612
5.000%, 02/01/2035	8,877	9,812
5.500%, 05/01/2035	78,793	88,446
5.000%, 08/01/2035	7,212	7,975
5.000%, 03/01/2036	59,319	65,274
5.500%, 09/01/2037	4,306	4,772
5.500%, 10/01/2037	3,780	4,189
5.500%, 02/01/2038	5,000	5,540
5.500%, 02/01/2038	58,454	64,771
5.500%, 07/01/2038	27,190	30,128
5.500%, 07/01/2038	12,911	14,306
5.500%, 09/01/2038	51,840	57,443
5.500%, 10/01/2038	26,278	29,118
6.000%, 10/01/2038	10,234	11,505
5.000%, 01/01/2039	61,338	67,495
4.000%, 10/01/2040	113,940	120,687
4.000%, 02/01/2041	298,410	316,079
4.500%, 04/01/2041	27,920	30,172
4.500%, 04/01/2041	117,429	126,903
4.500%, 05/01/2041	99,983	108,072
5.000%, 05/01/2041	41,227	45,566
4.500%, 07/01/2041	107,713	116,433
4.500%, 08/01/2041	105,321	113,796
4.000%, 10/01/2041	52,029	55,109
4.000%, 12/01/2041	423,057	448,106
3.500%, 06/01/2042	68,917	70,913
3.500%, 07/01/2042	72,688	74,793
3.500%, 08/01/2042	52,970	54,504
3.500%, 09/01/2042	117,235	120,630
3.000%, 01/01/2043	162,543	162,685
3.500%, 04/01/2043	148,133	152,422
3.500%, 05/01/2043	72,861	74,971
4.000%, 07/01/2043	106,173	112,459
3.500%, 08/01/2043	97,797	100,875
3.500%, 08/01/2043	70,241	72,495
3.500%, 08/01/2043	62,211	64,013
4.500%, 10/01/2043	79,532	86,107
4.000%, 11/01/2043	177,703	188,225
4.500%, 11/01/2043	22,328	24,148

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
4.500%, 03/01/2044	$72,170	$78,162
4.000%, 04/01/2044	128,697	136,794
4.500%, 07/01/2044	24,878	26,958
Freddie Mac Non Gold Pool
2.375%, 05/01/2036	89,591	95,613
2.282%, 11/01/2036	45,625	48,660
2.314%, 02/01/2037	70,261	75,010
Freddie Mac REMICS
2.144%, 06/15/2015(c)	229,756	2,653
4.500%, 12/15/2026	223,194	245,636
3.000%, 05/15/2032(c)	405,492	44,641
3.000%, 01/15/2033(c)	296,342	44,733
6.445%, 11/15/2040(c)	905,342	93,861
3.000%, 10/15/2042	122,642	126,108
5.214%, 03/15/2043	226,947	213,684
FREMF Mortgage Trust
2011-K702, 4.936%, 04/25/2044(a)	35,000	37,463
2012-KF01, 2.755%, 10/25/2044(a)	320,000	328,153
2012-K706, 4.163%, 11/25/2044(a)	190,000	198,340
2012-K18, 4.410%, 01/25/2045(a)	45,000	47,137
2012-K709, 3.872%, 04/25/2045(a)	170,000	172,715
2013-K712, 3.484%, 05/25/2045(a)	165,000	167,539
2012-K711, 3.684%, 08/25/2045(a)	250,000	256,131
2012-K11, 3.812%, 08/25/2045(a)	215,000	216,170
2013-KF02, 2.821%, 12/25/2045(a)	352,466	365,559
2014-K715, 4.119%, 02/25/2046(a)	225,000	232,771
2014-K714, 3.988%, 01/25/2047(a)	70,000	70,661
2014-K37, 4.713%, 01/25/2047(a)	380,000	402,253
2014-K38, 4.377%, 06/25/2047(a)	115,000	118,435
2014-K38, 4.790%, 06/25/2047(a)	45,000	46,025
Government National Mortgage Association
2004-65, 5.500%, 10/20/2023	550,000	598,431
2010-41, 4.500%, 06/20/2033(c)	44,242	687
2011-35, 4.500%, 12/16/2037(c)	142,168	8,236
2010-98, 4.500%, 09/20/2038	65,000	71,989
2010-84, 4.500%, 11/20/2038	95,000	103,010
2012-102, 3.500%, 08/20/2039	360,000	373,096
2014-20, 5.945%, 02/20/2044(c)	810,250	136,515
2014-43, 4.000%, 03/20/2044	208,440	214,720
2012-53, 1.022%, 03/16/2047(c)	1,150,212	79,102
2014-47, 1.383%, 02/16/2048(c)	1,341,463	108,866
2012-70, 0.966%, 08/16/2052(c)	828,150	52,466
2012-135, 1.159%, 01/16/2053(c)	2,481,384	190,991
2012-107, 0.701%, 12/16/2053(c)	1,814,880	110,004
2012-152, 0.753%, 01/16/2054(c)	977,880	67,025
2012-132, 1.129%, 06/16/2054(c)	246,082	17,584
2014-75, 0.963%, 08/16/2054(c)	782,945	53,353
GP Portfolio Trust
2014-GPP, 1.105%, 02/16/2027(a)	255,000	255,435
GS Mortgage Securities Trust
2006-GG8, 5.560%, 11/14/2039	35,000	37,597
2012-GC6, 2.328%, 01/10/2045(a)(c)	721,400	81,169
2007-GG10, 5.991%, 08/10/2045	272,235	299,010

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
Hilton USA Trust
2013-HLT, 1.156%, 11/05/2030(a)	$145,000	$145,173
Impac CMB Trust
2004-10, 0.895%, 03/25/2035	14,461	14,521
Impac Secured Assets Trust
2006-2, 0.655%, 08/25/2036	50,000	45,317
JP Morgan Chase Commercial Mortgage Securities Trust
A, 1.105%, 12/15/2028(a)	260,000	260,164
A-4, 5.429%, 12/12/2043	250,000	267,230
2007-CIBC18, 5.440%, 06/12/2047	176,984	191,571
2007-LDP10, 5.420%, 01/15/2049	142,027	153,880
2007-LDP12, 5.882%, 02/15/2051	235,000	257,426
LSTAR Commercial Mortgage Trust
2014-2, 4.205%, 01/23/2041(a)	100,000	101,248
ML-CFC Commercial Mortgage Trust
2007-5, 5.378%, 08/14/2048	170,809	183,097
2007-8, 6.079%, 08/12/2049	100,000	110,207
2007-7, 5.810%, 06/12/2050	125,000	136,788
Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9, 1.592%, 05/17/2046(c)	788,417	59,671
2014-C15, 1.390%, 04/17/2047(c)	1,495,307	116,372
Morgan Stanley Capital I Trust
A-2, 5.610%, 04/15/2049	14,891	15,006
SCG Trust
2013-SRP1, 1.555%, 11/15/2026(a)	100,000	100,417
Thornburg Mortgage Securities Trust
2005-1, 2.244%, 04/25/2045	138,370	140,683
UBS-Barclays Commercial Mortgage Trust
X-A, 2.012%, 12/12/2045(a)(c)	685,991	73,418
Wachovia Bank Commercial Mortgage Trust
2007-C32, 5.933%, 06/15/2049	250,000	272,065
Wells Fargo Commercial Mortgage Trust
A-1, 1.294%, 08/17/2050	102,447	102,089
Wells Fargo Mortgage Backed Securities Trust
2006-16, 5.000%, 11/25/2036	19,934	20,747
WF-RBS Commercial Mortgage Trust
2013-C11, 1.641%, 03/17/2045(a)(c)	1,579,738	122,411
2012-C9, 2.388%, 11/17/2045(a)(c)	675,996	79,528
2014-LC14, 1.636%, 03/15/2047(c)	1,228,517	108,770

Total Mortgage Backed Securities (Cost $32,472,984)		32,922,939

Municipal Bonds—1.49%
American Municipal Power, Inc.
5.000%, 02/15/2042	90,000	98,104
8.084%, 02/15/2050	20,000	31,735
Chicago O’Hare International Airport
5.000%, 01/01/2044	125,000	134,227
County of Miami-Dade, FL Transit System Sales Surtax Revenue Bond
5.000%, 07/01/2042	490,000	541,675
Metropolitan Transportation Authority
5.000%, 11/15/2043	70,000	77,727
Municipal Electric Authority of Georgia
6.637%, 04/01/2057	100,000	128,082

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
New York State Thruway Authority
5.000%, 01/01/2041	$155,000	$173,879
Ohio State Turnpike Commission
5.250%, 02/15/2039	40,000	45,268
Orlando-Orange County Expressway Authority
5.000%, 07/01/2035	290,000	325,812
Pennsylvania Turnpike Commission
5.000%, 12/01/2043	105,000	116,725
Philadelphia Authority for Industrial Development
3.964%, 04/15/2026	195,000	198,257
State Board of Administration Finance Corp.
2.995%, 07/01/2020	550,000	556,248

Total Municipal Bonds (Cost $2,265,528)		2,427,739

U.S. Government Agency Issues—6.28%
Fannie Mae
4.000%, 09/01/2040	1,645,000	1,743,957
3.500%, 09/15/2041	480,000	494,385
4.500%, 09/15/2041	1,635,000	1,766,311
5.000%, 09/15/2041	705,000	777,582
3.000%, 09/15/2042	165,000	164,330
Federal Farm Credit Banks
1.460%, 11/19/2019	120,000	116,633
Federal Home Loan Banks
0.125%, 04/14/2015	200,000	200,030
5.500%, 07/15/2036	380,000	504,644
Federal National Mortgage Association
1.750%, 09/12/2019	355,000	354,095
1.600%, 12/24/2020	210,000	202,525
2.630%, 10/10/2024	345,000	334,778
FHLMC
4.500%, 09/15/2041	785,000	847,800
Freddie Mac
4.000%, 09/15/2040	245,000	259,219
Ginnie Mae I Pool
5.500%, 01/15/2037	24,679	27,734
6.000%, 12/15/2038	23,332	26,531
Ginnie Mae II Pool
5.000%, 05/20/2030	31,929	35,440
5.500%, 02/20/2034	40,696	46,148
4.500%, 07/20/2041	25,506	27,796
4.000%, 03/20/2042	23,911	25,514
2.000%, 04/20/2044	1,952,238	2,002,094
Tennessee Valley Authority
3.500%, 12/15/2042	295,000	284,156

Total U.S. Government Agency Issues (Cost $10,159,338)		10,241,702

U.S. Government Notes/Bonds—14.82%
U.S. Treasury Notes/Bonds
6.250%, 08/15/2023	3,840,000	5,098,499
United States Treasury Inflation Indexed Bonds
0.125%, 04/15/2017	493,199	504,817
0.125%, 04/15/2019	610,302	621,459
2.000%, 01/15/2026	1,008,722	1,194,430

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2014 (Continued)

	Principal Amount	Value
1.750%, 01/15/2028	$364,061	$424,159
3.875%, 04/15/2029	79,741	117,748
United States Treasury Note/Bond
0.375%, 06/30/2015	2,000,000	2,004,882
0.250%, 07/15/2015	5,000,000	5,007,030
0.250%, 04/15/2016	615,000	614,027
3.250%, 03/31/2017	110,000	116,905
0.875%, 05/15/2017	190,000	190,215
1.625%, 06/30/2019	1,580,000	1,581,419
1.625%, 07/31/2019	245,000	245,048
3.625%, 08/15/2019	2,625,000	2,874,989
2.250%, 04/30/2021	70,000	71,102
2.750%, 02/15/2024	105,000	108,921
2.375%, 08/15/2024	2,978,000	2,986,142
3.375%, 05/15/2044	370,000	391,362

Total U.S. Government Notes/Bonds (Cost $24,106,072)		24,153,154

U.S. Treasury Bills—0.92%
0.025%, 09/18/2014(b)	1,000,000	999,988
0.023%, 09/25/2014(b)	500,000	499,992

Total U.S. Treasury Bills (Cost $1,499,980)		1,499,980

	Shares
Exchange Traded Funds—17.64%
iShares 7-10 Year Treasury Bond ETF	52,900	5,549,210
iShares Core Total U.S. Bond Market ETF	44,500	4,894,110
iShares iBoxx $ Investment Grade Corporate Bond ETF	59,900	7,222,742
iShares Intermediate Credit Bond ETF	62,000	6,844,800
SPDR Barclays High Yield Bond ETF	70,900	2,933,133
WisdomTree Emerging Markets Local Debt Fund	27,500	1,291,675

Total Exchange Traded Funds (Cost $28,087,164)		28,735,670

Money Market Funds—6.25%
Fidelity Institutional Money Market Funds—Government Portfolio	7,582,380	7,582,380
First American Government Obligations Fund	731,458	731,458
STIT—Treasury Portfolio	1,864,570	1,864,570

Total Money Market Funds (Cost $10,178,408)		10,178,408

Total Investments (Cost $163,684,291)—102.70%		167,341,298
Liabilities in Excess of Other Assets—(2.70)%		(4,406,161)

Total Net Assets—100.00%		$162,935,137

Percentages are stated as a percent of net assets.

(a)	Securities defined as Rule 144(a) under the Securities Act of 1933. Such securities are deemed to be liquid, using procedures established by the Board of Trustees.
(b)	Rate shown is the effective yield based on the purchase price. The calculation assumes the security is held to maturity.
(c)	Interest only bond.

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2014

Description	Number of Contracts Sold/Purchased	Settlement Month	Unrealized Appreciation (Depreciation)
U.S. 5 Year Note	27	Dec. 2014	$(7,217)
U.S. Ultra Long Bond	11	Dec. 2014	1,176

Total Futures Contracts Sold			$(6,041)

Canadian 10 Year Bond	3	Dec. 2014	$1,617
U.S. 10 Year Note	17	Dec. 2014	2,386
U.S. 2 Year Note	8	Dec. 2014	1,237
U.S. Long Bond	5	Dec. 2014	(499)

Total Futures Contracts Purchased			$4,741

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014

	Shares	Value
COMMON STOCKS—75.02%
Accommodation—0.32%
Marriott International, Inc.	7,630	$529,522
Wyndham Worldwide Corp.	3,380	273,577

		803,099

Administration of Human Resource Programs—0.15%
WageWorks, Inc.(a)	8,915	367,833

Administrative and Support Services—0.66%
Cross Country Healthcare, Inc.(a)	22,710	181,226
Kforce, Inc.	20,715	415,750
Moody’s Corp.	6,555	613,351
WNS Holdings Ltd.—ADR(a)	20,800	429,104

		1,639,431

Air Transportation—0.52%
Bristow Group, Inc.	2,680	195,586
Copa Holdings SA(b)	2,740	336,965
Southwest Airlines Co.	23,750	760,238

		1,292,789

Ambulatory Health Care Services—0.20%
Air Methods Corp.(a)	8,745	512,982

Amusement, Gambling, and Recreation Industries—0.21%
Las Vegas Sands Corp.	7,940	528,089

Apparel Manufacturing—0.16%
G-III Apparel Group Ltd.(a)	4,770	393,716

Beverage and Tobacco Product Manufacturing—2.05%
Altria Group, Inc.	12,440	535,915
Coca-Cola Enterprises, Inc.	6,380	304,836
PepsiCo, Inc.	20,904	1,933,411
Pernod-Ricard SA—ADR	24,955	587,441
Philip Morris International, Inc.	9,570	819,001
SABMiller PLC—ADR	13,050	718,925
The Coca-Cola Co.	5,210	217,361

		5,116,890

Broadcasting (except Internet)—1.62%
Comcast Corp.	13,954	763,702
Liberty Interactive Corp.(a)	21,544	635,979
Scripps Networks Interactive, Inc.	4,450	354,710
The Walt Disney Co.	11,150	1,002,162
Viacom, Inc.	15,897	1,290,041

		4,046,594

Building Material and Garden Equipment and Supplies Dealers—0.70%
Lowe’s Cos., Inc.	14,449	758,717
The Home Depot, Inc.	10,550	986,425

		1,745,142

Chemical Manufacturing—9.05%
Acorda Therapeutics, Inc.(a)	10,360	337,529
Actavis PLC(a)	2,294	520,692
Agrium, Inc.(b)	4,910	464,633

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014 (Continued)

	Shares	Value
Akorn, Inc.(a)	9,835	$383,762
Allergan, Inc.	3,830	626,894
Arkema SA—ADR	6,760	508,149
Auxilium Pharmaceuticals, Inc.(a)	20,805	386,973
Axiall Corp.	8,070	335,551
Bayer AG—ADR	3,905	524,442
Bristol-Myers Squibb Co.	13,344	675,874
Celgene Corp.(a)	12,990	1,234,310
Chemtura Corp.(a)	16,750	413,558
El du Pont de Nemours & Co.	9,813	648,738
Eli Lilly & Co.	14,085	895,243
Gilead Sciences, Inc.(a)	14,220	1,529,788
Innophos Holdings, Inc.	4,540	264,001
InterMune, Inc.(a)	5,135	377,166
Isis Pharmaceuticals, Inc.(a)	4,975	202,781
L’Oreal SA—ADR	16,140	534,395
Merck & Co., Inc.	13,415	806,376
Novartis AG—ADR	11,765	1,056,968
NPS Pharmaceuticals, Inc.(a)	12,870	388,417
Pfizer, Inc.	59,787	1,757,139
Prestige Brands Holdings, Inc.(a)	6,955	240,713
Quaker Chemical Corp.	1,970	153,660
Quidel Corp.(a)	12,435	293,466
Roche Holding AG—ADR	47,885	1,748,280
Salix Pharmaceuticals, Inc.(a)	1,130	179,794
Sanofi—ADR	37,487	2,050,538
Spectrum Pharmaceuticals, Inc.(a)	23,220	188,314
Taminco Corp.(a)	11,115	266,204
Teva Pharmaceutical Industries Ltd.—ADR	11,429	600,251
The Dow Chemical Co.	12,140	650,096
The Medicines Co.(a)	5,745	147,129
United Therapeutics Corp.(a)	6,090	717,585
West Pharmaceutical Services, Inc.	10,825	470,130

		22,579,539

Clothing and Clothing Accessories Stores—0.79%
Express, Inc.(a)	12,595	218,397
Hanesbrands, Inc.	8,350	857,378
The Gap, Inc.	3,530	162,910
The TJX Cos., Inc.	12,440	741,548

		1,980,233

Computer and Electronic Product Manufacturing—6.97%
Agilent Technologies, Inc.	9,800	560,168
Apple, Inc.	33,313	3,414,582
Applied Micro Circuits Corp.(a)	32,620	276,291
Cepheid(a)	10,085	403,703
Cisco Systems, Inc.	23,843	595,837
DexCom, Inc.(a)	8,645	382,109
EMC Corp.	24,137	712,766
FARO Technologies, Inc.(a)	8,070	468,141
Guidewire Software, Inc.(a)	6,970	317,484
Harris Corp.	4,980	355,522
Illumina, Inc.(a)	1,340	240,342
Knowles Corp.(a)	14,808	487,479

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014 (Continued)

	Shares	Value
Materion Corp.	6,375	$208,016
Mettler-Toledo International, Inc.(a)	2,540	687,019
Micron Technology, Inc.(a)	24,230	789,898
Motorola Solutions, Inc.	9,533	566,260
NETGEAR, Inc.(a)	8,720	289,678
Northrop Grumman Corp.	11,383	1,448,144
Plantronics, Inc.	6,035	288,051
QUALCOMM, Inc.	12,010	913,962
Rofin-Sinar Technologies, Inc.(a)	13,475	322,861
SanDisk Corp.	8,010	784,660
Seagate Technology PLC(b)	4,680	292,874
Semtech Corp.(a)	15,530	404,634
Sensata Technologies Holding NV(a)(b)	16,570	814,747
Sonova Holding AG—ADR	18,955	604,096
Telefonaktiebolaget LM Ericsson—ADR	60,840	759,892

		17,389,216

Couriers and Messengers—0.27%
United Parcel Service, Inc.	6,865	668,170

Credit Intermediation and Related Activities—7.56%
Ameriprise Financial, Inc.	5,822	732,175
Bank of America Corp.	83,335	1,340,859
Barclays PLC—ADR	48,060	720,900
BBCN Bancorp, Inc.	18,810	274,626
BNP Paribas—ADR	18,265	616,444
Cielo SA—ADR	23,242	439,262
Citigroup, Inc.	18,623	961,878
Discover Financial Services	11,721	731,039
DNB ASA—ADR	2,610	489,375
Fifth Third Bancorp	32,004	653,042
First NBC Bank Holding Co.(a)	8,505	273,096
Flushing Financial Corp.	12,220	235,846
Grupo Financiero Banorte SAB de CV—ADR	17,565	619,219
Independent Bank Corp.	8,095	297,977
JPMorgan Chase & Co.	20,793	1,236,143
Julius Baer Group Ltd.—ADR	76,435	692,501
Nordea Bank AB—ADR	73,720	954,674
Prosperity Bancshares, Inc.	6,780	409,512
State Street Corp.	12,492	899,799
Sterling Bancorp	28,325	358,878
Susquehanna Bancshares, Inc.	30,955	319,456
Texas Capital Bancshares, Inc.(a)	6,130	330,897
The Bank of Nova Scotia(b)	7,250	480,095
The PNC Financial Services Group, Inc.	8,600	728,850
UBS AG(b)	40,325	723,431
United Overseas Bank Ltd.—ADR	12,440	458,414
Visa, Inc.	5,670	1,204,988
Webster Financial Corp.	11,310	333,645
Wells Fargo & Co.	19,154	985,282
Western Alliance Bancorp(a)	15,290	360,997

		18,863,300

Data Processing, Hosting and Related Services—0.91%
AOL, Inc.(a)	12,928	558,748

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014 (Continued)

	Shares	Value
DST Systems, Inc.	6,540	$606,977
ExlService Holdings, Inc.(a)	5,255	143,304
Fiserv, Inc.(a)	10,120	652,437
InterXion Holding NV(a)(b)	11,005	303,628

		2,265,094

Electrical Equipment, Appliance, and Component Manufacturing—1.03%
ABB Ltd.—ADR	24,863	566,131
Schneider Electric SE—ADR	72,150	1,215,727
SMC Corp.—ADR(a)	34,850	453,747
Whirlpool Corp.	2,140	327,463

		2,563,068

Fabricated Metal Product Manufacturing—0.32%
Ball Corp.	3,480	223,068
Barnes Group, Inc.	10,860	371,846
Lincoln Electric Holdings, Inc.	2,790	198,369

		793,283

Food and Beverage Stores—0.94%
Casey’s General Stores, Inc.	6,595	472,796
GrubHub, Inc.(a)	4,180	160,679
Koninklijke Ahold NV—ADR	50,899	870,882
The Kroger Co.	16,680	850,346

		2,354,703

Food Manufacturing—1.60%
Archer-Daniels-Midland Co.	16,290	812,220
Givaudan SA—ADR	39,010	1,296,692
J&J Snack Foods Corp.	3,525	333,853
Keurig Green Mountain, Inc.	1,740	231,977
Mondelez International, Inc.	16,782	607,340
Unilever NV—ADR	17,235	717,665

		3,999,747

Food Services and Drinking Places—1.19%
Buffalo Wild Wings, Inc.(a)	2,835	418,871
Del Frisco’s Restaurant Group, Inc.(a)	13,125	290,456
Jack in the Box, Inc.	8,395	499,083
Popeyes Louisiana Kitchen, Inc.(a)	10,800	433,080
Sodexo—ADR	9,730	953,249
The Cheesecake Factory, Inc.	8,400	377,580

		2,972,319

Funds, Trusts, and Other Financial Vehicles—0.34%
Franklin Resources, Inc.	11,350	641,502
Greenhill & Co., Inc.	4,485	219,855

		861,357

Furniture and Home Furnishings Stores—0.24%
Bed Bath & Beyond, Inc.(a)	9,500	610,470

General Merchandise Stores—0.45%
Family Dollar Stores, Inc.	8,919	712,003
Wal-Mart Stores, Inc.	5,379	406,115

		1,118,118

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014 (Continued)

	Shares	Value
Health and Personal Care Stores—0.72%
CVS Health Corp.	19,626	$1,559,286
Rite Aid Corp.(a)	37,100	230,762

		1,790,048

Heavy and Civil Engineering Construction—0.28%
Granite Construction, Inc.	9,830	346,704
MasTec, Inc.(a)	5,770	175,985
MYR Group, Inc.(a)	8,070	188,677

		711,366

Hospitals—0.27%
HCA Holdings, Inc.(a)	9,688	676,416

Insurance Carriers and Related Activities—3.18%
American International Group, Inc.	14,601	818,532
AMERISAFE, Inc.	6,240	235,435
Aon PLC(b)	8,480	739,117
Fidelity & Guaranty Life	12,770	288,091
FNF Group	13,674	387,111
Infinity Property & Casuality Corp.	3,890	265,998
MetLife, Inc.	14,545	796,193
Primerica, Inc.	6,220	313,053
Prudential PLC—ADR	13,230	638,480
Selective Insurance Group, Inc.	12,035	288,479
The Travelers Cos., Inc.	6,527	618,172
United Fire Group, Inc.	8,290	243,063
UnitedHealth Group, Inc.	10,556	914,994
Unum Group	18,276	662,871
WellCare Health Plans, Inc.(a)	4,755	313,164
WellPoint, Inc.	3,580	417,106

		7,939,859

Leather and Allied Product Manufacturing—0.35%
Iconix Brand Group, Inc.(a)	8,955	372,797
Steven Madden Ltd.(a)	14,587	495,812

		868,609

Machinery Manufacturing—2.80%
AAON, Inc.	18,678	348,531
ASML Holding NV—ADR	9,765	938,611
Chart Industries, Inc.(a)	1,940	129,767
Columbus McKinnon Corp.	12,340	309,240
Deere & Co.	5,054	424,991
Dril-Quip, Inc.(a)	1,590	161,337
ESCO Technologies, Inc.	6,065	218,340
Esterline Technologies Corp.(a)	2,085	244,425
FANUC Corp.—ADR	33,625	933,094
Ingersoll-Rand PLC	8,153	490,811
Kadant, Inc.	9,790	388,076
Lam Research Corp.	2,590	186,247
National Oilwell Varco, Inc.	9,496	820,739
Pall Corp.	2,890	243,829
SPX Corp.	1,440	149,832
Terex Corp.	11,391	426,138

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014 (Continued)

	Shares	Value
The Scotts Miracle-Gro Co.	9,800	$565,754

		6,979,762

Management of Companies and Enterprises—0.98%
American Equity Invesment Life Holding Co.	18,025	445,939
Bryn Mawr Bank Corp.	3,460	101,793
Bunzl PLC—ADR	45,080	1,232,487
Cardinal Financial Corp.	18,460	329,880
City Holding Co.	7,635	326,167

		2,436,266

Merchant Wholesalers, Durable Goods—1.29%
Anixter International, Inc.	4,300	383,689
Applied Industrial Technologies, Inc.	8,750	426,213
Covidien PLC(b)	8,059	699,763
O’Reilly Automotive, Inc.(a)	5,080	792,378
Safran SA—ADR	31,245	509,293
United Stationers, Inc.	10,120	411,378

		3,222,714

Merchant Wholesalers, Nondurable Goods—0.11%
Acuity Brands, Inc.	1,100	136,268
Sigma-Aldrich Corp.	1,340	139,360

		275,628

Mining (except Oil and Gas)—0.23%
Vulcan Materials Co.	8,966	568,265

Miscellaneous Manufacturing—0.90%
Boston Scientific Corp.(a)	52,110	660,754
Cie Financiere Richemont SA—ADR	43,725	415,388
CONMED Corp.	9,115	360,043
CR Bard, Inc.	2,840	421,570
CryoLife, Inc.	21,840	219,274
Merit Medical Systems, Inc.(a)	12,675	158,564

		2,235,593

Motion Picture and Sound Recording Industries—0.37%
Corus Entertainment, Inc.(b)	26,100	586,728
inContact, Inc.(a)	35,570	325,821

		912,549

Motor Vehicle and Parts Dealers—0.15%
AutoNation, Inc.(a)	6,889	373,728

Nonstore Retailer—0.14%
Shutterfly, Inc.(a)	6,975	355,795

Oil and Gas Extraction—2.83%
Akzo Nobel NV—ADR	31,865	747,234
BASF SE—ADR	5,370	552,573
Bonanza Creek Energy, Inc.(a)	1,900	116,679
Carrizo Oil & Gas, Inc.(a)	5,455	342,138
Cenovus Energy, Inc.(b)	14,990	478,031
Chesapeake Energy Corp.	10,550	286,960
Cobalt International Energy, Inc.(a)	6,578	100,972
Diamondback Energy, Inc.(a)	2,680	231,418
EOG Resources, Inc.	8,360	918,596

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014 (Continued)

	Shares	Value
Hess Corp.	6,328	$639,761
Jones Energy, Inc.(a)	13,605	261,488
Kodiak Oil & Gas Corp.(a)	24,785	403,252
Noble Energy, Inc.	9,451	681,795
Parsley Energy, Inc.(a)	3,240	71,021
Rosetta Resources, Inc.(a)	7,715	385,750
RSP Permian, Inc.(a)	5,110	146,146
Suncor Energy, Inc.(b)	17,330	712,090

		7,075,904

Other Information Services—1.48%
Brightcove, Inc.(a)	36,325	220,856
Facebook, Inc.(a)	15,840	1,185,149
Google, Inc.—Class A(a)	1,128	656,902
Google, Inc.—Class C(a)	1,128	644,765
Liberty Global PLC(a)(b)	10,926	477,138
VeriSign, Inc.(a)	9,060	517,100

		3,701,910

Paper Manufacturing—0.55%
Kimberly-Clark Corp.	1,240	133,920
Neenah Paper, Inc.	6,390	349,341
Packaging Corp. of America	2,390	162,496
Sealed Air Corp.	20,139	727,018

		1,372,775

Petroleum and Coal Products Manufacturing—1.71%
Chevron Corp.	8,581	1,110,810
Exxon Mobil Corp.	2,630	261,580
Marathon Oil Corp.	22,359	932,147
Marathon Petroleum Corp.	3,830	348,568
Royal Dutch Shell PLC—ADR	6,441	521,528
Valero Energy Corp.	20,358	1,102,182

		4,276,815

Pipeline Transportation—0.20%
Enbridge, Inc.(b)	10,000	498,500

Plastics and Rubber Products Manufacturing—0.57%
Continental AG—ADR	14,910	635,464
Illinois Tool Works, Inc.	8,955	789,921

		1,425,385

Primary Metal Manufacturing—0.26%
Kaiser Aluminum Corp.	4,305	346,768
Worthington Industries, Inc.	7,375	298,245

		645,013

Professional, Scientific, and Technical Services—4.26%
Amgen, Inc.	1,840	256,459
Biogen Idec, Inc.(a)	1,240	425,370
Callidus Software, Inc.(a)	11,120	127,658
Cognizant Technology Solutions(a)	6,400	292,672
FactSet Research Systems, Inc.	1,740	221,676
Fluor Corp.	5,420	400,484
ICON PLC(a)(b)	8,090	400,779

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014 (Continued)

	Shares	Value
International Business Machines Corp.	3,585	$689,395
Jardine Matheson Holdings Ltd.—ADR	13,145	791,723
MasterCard, Inc.	12,190	924,124
National CineMedia, Inc.	18,050	263,530
Nielsen NV	18,890	887,641
Omnicom Group, Inc.	9,738	701,233
Proofpoint, Inc.(a)	11,715	467,193
Publicis Groupe SA—ADR	40,015	743,079
Rally Software Development Corp.(a)	14,290	164,907
Santen Pharmaceutical Co. Ltd—ADR	20,870	600,012
SGS SA—ADR	43,405	963,591
Synaptics, Inc.(a)	4,815	395,312
TeleTech Holdings, Inc.(a)	11,675	313,474
Tetra Tech, Inc.	10,480	267,240
The KEYW Holding Corp.(a)	28,860	341,414

		10,638,966

Publishing Industries (except Internet)—3.47%
Check Point Software Technologies Ltd.(a)(b)	18,625	1,322,748
Intuit, Inc.	9,210	766,088
Microsoft Corp.	32,400	1,471,932
Oracle Corp.	33,670	1,398,315
Reed Elsevier PLC—ADR	18,220	1,197,601
SAP SE—ADR	10,515	819,434
SciQuest, Inc.(a)	18,045	288,179
SS&C Technologies Holdings, Inc.(a)	7,755	350,991
Symantec Corp.	32,626	792,159
Tyler Technologies, Inc.(a)	2,805	249,813

		8,657,260

Rail Transportation—0.80%
Norfolk Southern Corp.	6,760	723,320
Union Pacific Corp.	12,160	1,280,083

		2,003,403

Rental and Leasing Services—0.39%
Brambles Ltd.—ADR	32,200	571,550
McGrath RentCorp.	10,770	398,490

		970,040

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.95%
Affiliated Managers Group, Inc.(a)	2,840	599,666
Deutsche Boerse AG—ADR	76,675	542,859
Evercore Partners, Inc.	6,830	349,901
Legg Mason, Inc.	10,538	519,734
Stifel Financial Corp.(a)	7,660	366,761

		2,378,921

Support Activities for Mining—0.80%
C&J Energy Services, Inc.(a)	8,930	256,202
ConocoPhillips	7,885	640,420
Pioneer Energy Services Corp.(a)	7,865	120,964
Schlumberger Ltd.	8,909	976,782

		1,994,368

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014 (Continued)

	Shares	Value
Support Activities for Transportation—0.16%
XPO Logistics, Inc.(a)	12,840	$397,655

Telecommunications—1.98%
AT&T, Inc.	12,275	429,134
Atlantic Tele-Network, Inc.	4,045	237,199
CenturyLink, Inc.	5,840	239,382
j2 Global, Inc.	8,025	428,936
RigNet, Inc.(a)	7,700	359,359
SoftBank Corp.—ADR	29,265	1,059,393
Verizon Communications, Inc.	32,825	1,635,341
Vodafone Group PLC—ADR	16,508	566,885

		4,955,629

Transportation Equipment Manufacturing—2.18%
Eaton Corp PLC	10,087	704,173
General Motors Co.	17,792	619,162
Honeywell International, Inc.	6,559	624,614
Lear Corp.	5,130	518,797
Lockheed Martin Corp.	3,230	562,020
Tenneco, Inc.(a)	8,045	515,524
The Boeing Co.	4,330	549,044
Toyota Motor Corp.—ADR	8,955	1,023,735
Trinity Industries, Inc.	6,600	319,308

		5,436,377

Truck Transportation—0.13%
Roadrunner Transportation Systems, Inc.(a)	12,790	322,052

Utilities—1.39%
Calpine Corp.(a)	22,044	523,986
Cleco Corp.	7,360	415,251
Linde AG—ADR	57,315	1,132,544
NextEra Energy, Inc.	5,977	588,436
Northeast Utilities	10,729	492,354
NorthWestern Corp.	6,750	325,890

		3,478,461

Waste Management and Remediation Services—0.12%
US Ecology, Inc.	7,275	310,934

Water Transportation—0.42%
Kirby Corp.(a)	2,040	243,352
Royal Caribbean Cruises Ltd	12,500	797,000

		1,040,352

Wireless Telecommunications Carriers—0.21%
Partner Communications Co. Ltd.—ADR(a)	74,015	529,947

Wood Product Manufacturing—0.14%
Boise Cascade Co.(a)	11,455	344,337

Total Common Stocks (Cost $143,502,916)		187,266,784

Exchange-Traded Funds—19.08%
Guggenheim Frontier Markets ETF	56,900	974,703
iShares China Large-Cap ETF	17,600	712,272
iShares Global Energy ETF	30,600	1,457,478
iShares MSCI EAFE ETF	223,600	14,916,356

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2014 (Continued)

	Shares	Value
iShares MSCI Italy Capped ETF	60,800	$970,976
iShares MSCI South Korea Capped ETF	14,600	969,440
iShares MSCI Spain Capped ETF	23,700	960,324
iShares MSCI United Kingdom Index ETF	58,800	1,207,752
iShares Russell 1000 Value ETF	116,900	11,998,616
iShares Russell 2000 ETF	20,800	2,424,448
SPDR S&P Emerging Markets SmallCap ETF	60,800	3,107,488
Vanguard FTSE Emerging Markets ETF	10,650	483,510
Vanguard FTSE European ETF	20,600	1,190,268
Vanguard FTSE Pacific ETF	76,900	4,808,557
Vanguard Total Stock Market ETF	13,900	1,443,932

Total Exchange-Traded Funds (Cost $37,485,966)		47,626,120

Preferred Stocks—0.65%
Chemical Manufacturing—0.38%
Henkel AG & Co KGaA(b)	8,955	934,991

Transportation Equipment Manufacturing—0.27%
Volkswagen AG(b)	15,145	679,102

Total Preferred Stocks (Cost $1,607,446)		1,614,093

Real Estate Investment Trusts—1.60%
CBS Outdoor Americas, Inc.	3,703	127,272
DCT Industrial Trust, Inc.	45,855	364,547
DuPont Fabros Technology, Inc.	12,195	343,411
EastGroup Properties, Inc.	4,620	299,561
EPR Properties	7,220	410,890
Kite Realty Group Trust	15,913	409,282
LaSalle Hotel Properties	12,330	450,662
Public Storage Common Stock	1,720	301,310
Ramco-Gershenson Properties Trust	18,190	308,502
Sovran Self Storage, Inc.	3,905	301,739
Weyerhaeuser Co.	19,787	671,769

Total Real Estate Investment Trusts (Cost $2,995,863)		3,988,945

Money Market Funds—3.35%
Money Market Fund—3.35%
Fidelity Institutional Money Market Funds—Government Portfolio	8,215,705	8,215,704
STIT—Treasury Portfolio	154,740	154,740

Total Money Market Funds (Cost $8,370,444)		8,370,444

Total Investments (Cost $193,962,635)—99.70%		248,866,386
Other Assets in Excess of Liabilities—0.30%		755,259

Total Net Assets—100.00%		$249,621,645

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

PMC Funds

August 31, 2014

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)	$167,341,298	$248,866,386
Foreign currencies(2)	—	1,600
Receivables:
Receivable for investments sold	2,095,465	455,530
Dividends, interest receivable	658,286	303,862
Currency receivable	—	215
Cash collateral held at broker for futures contracts	98,128	—
Receivable for Fund shares sold	1,426,801	2,683,622
Other Assets	22,885	18,715

Total Assets	171,642,863	252,329,930

Liabilities
Payables:
Payable for investments purchased	7,993,208	1,766,966
Payable for Fund shares redeemed	453,132	572,436
Payable to affiliates	99,760	108,977
Payable to Adviser	54,774	166,129
Payable to custodian	28,585	—
Accrued distribution fee	32,204	47,268
Accrued expenses and other liabilities	46,063	46,509

Total Liabilities	8,707,726	2,708,285

Net Assets	$162,935,137	$249,621,645

Net assets consist of:
Paid-in capital	$157,780,947	$186,490,054
Accumulated net investment income	1,444,624	958,937
Accumulated net realized gain	53,358	7,268,681
Net unrealized appreciation (depreciation) on:
Investments	3,657,007	54,903,751
Futures contracts	(1,300)	—
Foreign currency translation	501	222

Net assets	$162,935,137	$249,621,645

Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	9,516,751	9,843,067
Net asset value and redemption price per share	$17.12	$25.36

(1) Cost of Investments	$163,684,291	$193,962,635
(2) Cost of Foreign Currencies	$—	$1,604

The accompanying notes are an integral part of these financial statements.

PMC Funds

For the Year Ended August 31, 2014

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$3,267,405	$590
Dividend	816,537	4,387,183	(1)

	4,083,942	4,387,773

Expenses:
Investment advisory fees	1,169,995	2,056,028
Distribution fees	365,623	541,060
Fund accounting fees	124,200	104,813
Transfer agent fees and expenses	127,085	140,756
Fund administration fees	100,560	151,757
Custody fees	59,236	48,453
Federal and state registration fees	34,436	45,491
Audit and tax fees	33,994	29,199
Reports to shareholders	18,275	25,068
Chief Compliance Officer fees and expenses	14,503	17,502
Legal fees	11,306	13,832
Trustees’ fees and related expenses	4,872	4,872
Other expenses	8,713	9,413

Total expenses before waiver	2,072,798	3,188,244
Less waivers and reimbursements by Adviser (Note 4)	(610,227)	(158,087)

Net expenses	1,462,571	3,030,157

Net Investment Income	2,621,371	1,357,616

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,181,428	9,827,923
Futures contracts closed	(262,609)	—
Foreign currency translation	(4,282)	2,008

	914,537	9,829,931

Net change in unrealized appreciation (depreciation) on:
Investments	5,866,839	27,475,796
Futures contracts	(24,881)	—
Foreign currency translation	5,081	270

	5,847,039	27,476,066

Net gain on investments, futures and foreign currency translation	6,761,576	37,305,997

Net Increase in Net Assets Resulting from Operations	$9,382,947	$38,663,613

(1) Net of $178,794 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2014	Year Ended August 31, 2013
Operations:
Net investment income	$2,621,371	$1,637,070
Net realized gain (loss) on investments, futures and foreign currency	914,537	(336,086)
Net change in unrealized appreciation (depreciation)	5,847,039	(5,517,306)

Net increase (decrease) in net assets resulting from operations	9,382,947	(4,216,322)

Dividends and distributions to shareholders:
Net investment income	(1,652,287)	(1,602,927)
Net realized gains	—	(2,175,873)

Total dividends and distributions	(1,652,287)	(3,778,800)

Fund share transactions:
Shares sold	68,737,103	123,646,892
Shares issued to holders in reinvestment of dividends	1,577,128	3,609,666
Shares redeemed	(58,271,497)	(63,226,489)

Net increase	12,042,734	64,030,069

Net increase in net assets	19,773,394	56,034,947

Net Assets:
Beginning of year	143,161,743	87,126,796

End of Year*	162,935,137	143,161,743

* Including accumulated net investment income of:	$1,444,624	$405,507

Change in shares outstanding:
Shares sold	4,121,200	7,289,587
Shares issued to holders in reinvestment of dividends	96,472	213,835
Shares redeemed	(3,503,851)	(3,769,272)

Net increase	713,821	3,734,150

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2014	Year Ended August 31, 2013
Operations:
Net investment income	$1,357,616	$993,131
Net realized gain on investments and foreign currency translation	9,829,931	5,451,460
Net change in unrealized appreciation	27,476,066	16,314,393

Net increase in net assets resulting from operations	38,663,613	22,758,984

Dividends and distributions to shareholders:
Net investment income	(669,633)	(778,724)
Net realized gains	(5,744,453)	(739,404)

Total dividends and distributions	(6,414,086)	(1,518,128)

Fund share transactions:
Shares sold	92,940,115	113,938,066
Shares issued to holders in reinvestment of dividends	6,164,426	1,474,826
Shares redeemed	(67,768,138)	(40,846,009)

Net increase	31,336,403	74,566,883

Net increase in net assets	63,585,930	95,807,739

Net Assets:
Beginning of year	186,035,715	90,227,976

End of Year*	249,621,645	186,035,715

* Including accumulated net investment income of:	$958,937	$413,728

Change in shares outstanding:
Shares sold	3,863,276	5,636,618
Shares issued to holders in reinvestment of dividends	262,539	75,826
Shares redeemed	(2,839,241)	(1,992,547)

Net increase	1,286,574	3,719,897

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Net asset value, beginning of period	$16.26	$17.19	$16.61	$17.17	$16.62

Income (loss) from investment operations:
Net investment income(1)	0.30	0.21	0.33	0.48	0.54
Net realized and unrealized gain (loss)	0.76	(0.64)	0.75	0.21	1.16

Total from investment operations	1.06	(0.43)	1.08	0.69	1.70

Less distributions paid:
Dividends from net investment income	(0.20)	(0.21)	(0.31)	(0.51)	(0.74)
Distributions from net realized gains	—	(0.29)	(0.19)	(0.74)	(0.41)

Total distributions paid	(0.20)	(0.50)	(0.50)	(1.25)	(1.15)

Net asset value, end of period	$17.12	$16.26	$17.19	$16.61	$17.17

Total return	6.58%	(2.58)%	6.70%	4.34%	10.79%

Ratios/supplemental data
Net assets, end of period (000)	$162,935	$143,162	$87,127	$73,660	$70,589
Ratio of expenses to average net assets before waiver and reimbursements	1.42%	1.41%	1.48%	1.50%	1.49%
Ratio of expenses to average net assets after waiver and reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets before waiver and reimbursements	1.37%	0.84%	1.53%	2.43%	2.77%
Ratio of net investment income (loss) to average net assets after waiver and reimbursements	1.79%	1.25%	2.01%	2.92%	3.26%
Portfolio turnover rate	245.1%	233.8%	331.9%	327.1%	359.0%

(1)	Per share net investment income was calculated using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010
Net asset value, beginning of period	$21.74	$18.66	$17.66	$15.34	$14.84

Income (loss) from investment operations:
Net investment income (loss)(1)	0.15	0.15	0.14	0.09	0.08
Net realized and unrealized gain (loss)	4.23	3.15	1.54	2.82	0.52

Total from investment operations	4.38	3.30	1.68	2.91	0.60

Less distributions paid:
Dividends from net investment income	(0.08)	(0.11)	(0.10)	(0.08)	(0.03)
Distributions from net realized gains	(0.68)	(0.11)	(0.58)	(0.51)	(0.07)

Total distributions paid	(0.76)	(0.22)	(0.68)	(0.59)	(0.10)

Paid-in capital from redemption fees (Note 2)	—	—	—	—	0.00 (2)

Net asset value, end of period	$25.36	$21.74	$18.66	$17.66	$15.34

Total return	20.40%	17.83%	9.92%	18.87%	4.02%

Ratios/supplemental data
Net assets, end of period (000)	$249,622	$186,036	$90,228	$64,144	$45,416
Ratio of expenses to average net assets before waiver and reimbursements	1.47%	1.54%	1.63%	1.70%	1.75%
Ratio of expenses to average net assets after waiver and reimbursements	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets before waiver and reimbursements	0.56%	0.56%	0.53%	0.17%	0.14%
Ratio of net investment income (loss) to average net assets after waiver and reimbursements	0.63%	0.70%	0.76%	0.47%	0.49%
Portfolio turnover rate	30.4%	39.0%	38.8%	65.3%	83.4%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the Core Fixed Income Fund is to provide current income consistent with low volatility of principal. The investment objective of the Diversified Equity Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Diversified Equity Fund became effective and commenced operations on August 26, 2009. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Envestnet Asset Management, Inc. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange or board of trade on such day, futures contracts are valued at the average of quoted bid and asked prices as of the close of such exchange or board of trade.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2014:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities:
Asset Backed Securities	$—	$15,791,674	$—	$15,791,674
Corporate Bonds	—	23,622,580	—	23,622,580
Foreign Corporate Bonds	—	14,469,499	—	14,469,499
Foreign Government Agency Issues	—	1,395,946	—	1,395,946
Foreign Government Notes/Bonds	—	1,902,007	—	1,902,007
Mortgage Backed Securities	—	32,922,939	—	32,922,939
Municipal Bonds	—	2,427,739	—	2,427,739
U.S. Government Agency Issues	—	10,241,702	—	10,241,702
U.S. Government Note/Bond	—	24,153,154	—	24,153,154
U.S. Treasury Bills	—	1,499,980	—	1,499,980

Total Fixed Income Securities	—	128,427,220	—	128,427,220
Exchange-Traded Funds	28,735,670	—	—	28,735,670
Money Market Funds	10,178,408	—	—	10,178,408

Total Investments in Securities	$38,914,078	$128,427,220	$—	$167,341,298

Liabilities:
Futures Contracts*	$1,300	$—	$—	$1,300

*	Futures are derivative instruments reflected in the Schedule of Open Futures Contract. This amount represents net unrealized appreciation of $6,416 and unrealized depreciation of $7,716.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks
Accommodation and Food Services	$3,775,418	$—	$—	$3,775,418
Administration and Support and Waste Management and Remediation Services	1,950,365	—	—	1,950,365
Arts, Entertainment, and Recreation	528,089	—	—	528,089
Broadcasting	529,947	—	—	529,947
Construction	711,366	—	—	711,366
Finance and Insurance	29,424,217	619,219	—	30,043,436
Health Care and Social Assistance	1,189,398	—	—	1,189,398
Information	24,539,036	—	—	24,539,036
Management of Companies and Enterprises	2,436,266	—	—	2,436,266
Manufacturing	76,075,787	—	—	76,075,787
Mining, Quarrying, and Oil and Gas Extraction	9,638,538	—	—	9,638,538
Professional, Scientific, and Technical Services	10,638,966	—	—	10,638,966
Public Administration	367,833	—	—	367,833
Real Estate and Rental and Leasing	970,040	—	—	970,040
Retail Trade	10,328,237	—	—	10,328,237
Transportation and Warehousing	6,222,921	—	—	6,222,921
Utilities	3,478,461	—	—	3,478,461
Wholesale Trade	3,842,680	—	—	3,842,680

Total Common Stocks	186,647,565	619,219	—	187,266,784
Exchange-Traded Funds	47,626,120	—	—	47,626,120
Preferred Stocks	1,614,093	—	—	1,614,093
Real Estate Investment Trusts	3,988,945	—	—	3,988,945

Total Equity	239,876,723	619,219	—	240,495,942
Money Market Funds	8,370,444	—	—	8,370,444

Total Investments in Securities	$248,247,167	$619,219	$—	$248,866,386

During the fiscal year ended August 31, 2014, no securities were transferred into or out of Level 1 or 2 for a Fund.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) could result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. To the extent that such events are significant, a Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Funds held no Level 3 securities during the fiscal year ended August 31, 2014.

The Funds may use certain options, futures and forward contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the fiscal year ended August 31, 2014.

Core Fixed Income Fund

The Fund invested in derivative instruments such as futures during the year.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts—Futures	Assets—Unrealized appreciation*	$6,416	Assets—Unrealized depreciation*	$(7,716)

Total		$6,416		$(7,716)

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current days variation margin is reflected in the Statement of Assets and Liabilities located in the cash collateral held at broker for futures contracts.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2014:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Total
Interest Rate Contracts	$(262,609)	$(262,609)

Total	$(262,609)	$(262,609)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Total
Interest Rate Contracts	$(24,881)	$(24,881)

Total	$(24,881)	$(24,881)

ASU 2011-11 “Disclosures about offsetting Assets and Liabilities” deal with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments. The Funds are not subject to any Master Netting Agreements, therefore the Funds are not required to offset any assets or liabilities.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2014, the PMC Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $98,128. The average monthly notional amount of futures contracts during the period was as follows:

Long Futures	$5,992,667
Short Futures	$7,236,303

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

(d)	Options

The PMC Core Fixed Income Fund (the “Fund”) is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

During the fiscal year ended August 31, 2014 the Fund did not have any written option transactions. The Fund did transact in purchased options are follows:

Contracts
Outstanding, beginning of period	—
Options purchased	71
Options terminated in closing transactions	(71)
Options exercised	—
Options expired	—

Outstanding, end of period	—

(e)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

(f)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds no longer charge a redemption fee, therefore the offering and redemption price per share are equal to the Funds’ net asset value per share.

(i)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(j)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2014	$1,652,287	$—
Year Ended August 31, 2013	3,037,081	741,719

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2014	$3,267,683	$3,146,403
Year Ended August 31, 2013	876,395	641,733

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

As of August 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$163,777,273	$194,423,669

Gross tax unrealized appreciation	$4,218,061	$57,245,759
Gross tax unrealized depreciation	(654,036)	(2,803,042)

Net tax unrealized appreciation	$3,564,025	$54,442,717

Undistributed ordinary income	$1,510,934	$2,736,683
Undistributed long-term capital gain	78,730	5,951,969

Total distributable earnings	$1,589,664	$8,688,652
Other accumulated gain/(loss)	501	222

Total accumulated earnings	$5,154,190	$63,131,591

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2014, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Undistributed Net Investment Income (Loss)	$70,033	$(139,727)
Accumulated Net Realized Gain (Loss)	$(162,169)	$(1,137,922)
Paid-in Capital	$92,136	$1,277,649

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2014. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2014. At August 31, 2014, the fiscal years 2011 through 2014 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.95% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse the Funds’ other expenses at least through December 29, 2015 to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connections with any merger or reorganizations, acquired fund

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

fees and expenses, or extraordinary expenses such as litigation) do not exceed 1.00% for the Core Fixed Income Fund and 1.40% for Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	PMC Core Fixed Income Fund	PMC Diversified Equity Fund
August 31, 2015	$390,413	$179,973
August 31, 2016	534,706	201,976
August 31, 2017	610,227	158,087

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on each Fund’s average daily net assets.

Core Fixed Income Fund

Neuberger Berman Fixed Income LLC

Schroder Investment Management North America Inc.

William Blair & Company, L.L.C.

Diversified Equity Fund

Delaware Investments Fund Advisers

Loomis, Sayles & Company, L.P.

Mellon Capital Management Corporation

Neuberger Berman Management LLC

William Blair & Company, L.L.C.

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of the Funds’ average daily net assets. During the fiscal year ended August 31, 2014, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$365,623
Diversified Equity Fund	$541,060

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the fiscal year ended August 31, 2014, and owed as of August 31, 2014 are as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$100,560	$25,396
PMC Diversified Equity Fund	$151,757	$39,377

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the fiscal year ended August 31, 2014, and owed as of August 31, 2014 are as follows:

Fund Accounting	Incurred	Owed
PMC Core Fixed Income Fund	$124,200	$32,229
PMC Diversified Equity Fund	$104,813	$27,101

Transfer Agency	Incurred	Owed
PMC Core Fixed Income Fund	$127,085	$32,516
PMC Diversified Equity Fund	$140,756	$35,389

Custody	Incurred	Owed
PMC Core Fixed Income Fund	$59,236	$5,989
PMC Diversified Equity Fund	$48,453	$2,732

The Funds each have a line of credit with US Bank (see Note 8).

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the fiscal year ended August 31, 2014, and owed as of August 31, 2014 are as follows:

	Incurred	Owed
PMC Core Fixed Income Fund	$14,503	$3,630
PMC Diversified Equity Fund	$17,502	$4,378

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the fiscal year ended August 31, 2014 are summarized below.

	PMC Core Fixed Income	PMC Diversified Equity
Purchases:
U.S. Government	$67,433,371	$—
Other	279,191,911	87,428,292

Sales
U.S. Government	$69,896,284	$—
Other	276,670,557	64,015,482

(8)	Line of Credit

At August 31, 2014, the Core Fixed Income Fund and Diversified Equity Fund each had a line of credit in the amount of $5,000,000, which both mature August 14, 2015. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate. The credit facility is with the Funds’ custodian, US Bank. During the fiscal year ended August 31, 2014, the Core Fixed Income Fund borrowed on the line of credit on six days, with an average borrowing and interest rate on those days of $121,833 and 3.25%. Interest expense of $78

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2014

incurred during the six month period is included within other expenses on the Statement of Operations. The October 29, 2013 balance of $308,000 was the maximum amount of borrowings during the year for the Core Fixed Income Fund. During the fiscal year ended August 31, 2014, the Diversified Equity Fund borrowed on the line of credit on five days, with an average borrowing and interest rate on those days of $355,200 and 3.25%. Interest expense of $221 incurred during the fiscal year is included within other expenses on the Statement of Operations. The January 9, 2014 balance of $1,068,000 was the maximum amount of borrowings during the fiscal year for the Diversified Equity Fund.

Deloitte & Touche LLP
555 E. Wells Street, Suite 1400 Milwaukee, WI 53202-3824 USA
Tel: +1 414 271 3000
www.deloitte.com

Report of Independent Registered Public Accounting Firm

To the Shareholders of PMC Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PMC Funds, consisting of PMC Diversified Equity Fund and PMC Core Fixed Income Fund (collectively, the “Funds”), each a portfolio of the diversified series constituting Trust for Professional Managers, as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2014, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin

October 30, 2014

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Unaudited)

BASIS	FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 13, 2014 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 14, 2014 (the “June 14, 2014 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 13, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of each of the Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Funds’ sub-advisers. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as the portfolio manager for the segment of each Fund’s assets managed by Envestnet. The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds. The Trustees reviewed information provided by Envestnet in a due diligence summary, including a summary detailing the key features of Envestnet’s compliance program, and discussed Envestnet’s marketing activity and its continuing commitment to the growth of the Funds’ assets. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Funds’ sub-advisers. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Funds under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Core Fixed Income Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2014. The Trustees also discussed the performance of the Diversified Equity Fund for the year-to-date, one-year and three-year periods ended April 30, 2014. In assessing the quality of the portfolio management services delivered by Envestnet under the “manager of managers” structure, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index for the Diversified Equity Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end intermediate-term bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end large blend funds for the Diversified Equity Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Core Fixed Income Fund’s performance for the year-to-date, three-year and five-year periods ended April 30, 2014 was above its Morningstar Peer Group medians for those periods, falling within the first quartile for the five-year period and within the second quartile for the year-to-date and three-year periods. The Trustees further noted for the one-year period ended April 30, 2014, the Core Fixed Income Fund’s performance was negative and below the Morningstar Peer Group median, falling in the third quartile. The Trustees also noted that for the quarter, five-year and since inception periods ended March 31, 2014, the Core Fixed Income Fund had outperformed the Barclays Capital Aggregate Bond Index, and for the one-year and three-year periods ended March 31, 2014, the Fund’s performance was only slightly below that of the Barclays Capital Aggregate Bond Index.

The Trustees noted that the Diversified Equity Fund’s performance for the year-to-date, one-year and three-year periods ended April 30, 2014 was below its Morningstar Peer Group medians, falling into the third quartile for the one-year period and the fourth quartile for the year-to-date and three-year periods. The Trustees also noted that for the since-inception period ended March 31, 2014, the Diversified Equity Fund had outperformed the MSCI World Index, and for the quarter, one-year and three-year periods ended March 31, 2014, the Fund was generally in-line with and only slightly underperformed the MSCI World Index.

After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for the Funds was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Funds to provide investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from Envestnet’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and Envestnet’s multi-manager account program, as well as the fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that Envestnet pays each of the Fund’s sub-advisory fees out of its own management fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 19, 2014 meeting and the August 13, 2014 meeting at which the Agreement was formally considered, as well as the reports made by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% fell at the top of the fourth quartile, above its Morningstar Peer Group average of 0.49%, and ranked highest among its peers. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.75% equaled the Morningstar Peer Group average (which excludes Rule 12b-1 fees), falling within the third quartile. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s multi-manager account program and noted that the Core Fixed Income Fund’s fees were reasonable in comparison.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.95% fell within the fourth quartile, above its Morningstar Peer Group average of 0.64%, which fell between the second quartile and third quartile. The Trustees observed that the Diversified Equity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.15%, which fell within the fourth quartile, was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.88%, which fell within the second quartile. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s multi-manager account program and noted that the Diversified Equity Fund’s fees were reasonable in comparison.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and considering the Funds’ “manager of managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how whose economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Funds’ management fee structures allowed for breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that Envestnet’s management fee structures and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2015 as being in the best interests of each Fund and its shareholders.

BASIS	FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 13, 2014 to consider the renewal of the sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) for the Funds, entered into between the Adviser and certain of the Funds’ sub-advisers (each a “Sub-Adviser, and collectively, the “Sub-Advisers”), specifically Neuberger Berman Fixed Income LLC (“NBFI”), Schroder Investment Management North America Inc. (“Schroder”) and William Blair & Company, L.L.C. (“William Blair”) with respect to the Core Fixed Income Fund, and Delaware Investments Fund Advisers, LLC (“DIFA”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Mellon Capital Management Corporation (“Mellon”), Neuberger Berman Management, LLC (“Neuberger”) and William Blair with respect to the Diversified Equity Fund, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Trustees also met at a prior meeting held on June 19, 2014 (the “June 19, 2014 Meeting”) to review materials related to the renewal of the Sub-Advisory Agreements. In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreements, due diligence materials prepared by the Sub-Advisers (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including each Sub-Adviser’s code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Funds. Based on their evaluation of the information provided by the Adviser and the Sub-Advisers, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of each Sub-Advisory Agreement for an additional one-year term ending August 31, 2015.

PMC Core Fixed Income Fund

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-advisers, NBFI, Schroder and William Blair, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBFI, Schroder and William Blair to the Core Fixed Income Fund. The Trustees considered NBFI’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew Johnson and Thomas Marthaler, who serve as the portfolio managers for the segment of the Fund’s assets managed by NBFI, and other key personnel at NBFI. The Trustees also considered Schroder’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Wesley Sparks, who serves as the portfolio manager for the segment of the Fund’s assets managed by Schroder, and other key personnel at Schroder. The Trustees also considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer and Thomas Clarke, who serve as the portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of NBFI, Schroder and William Blair at the June 19, 2014 meeting and the August 13, 2014 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that NBFI, Schroder and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBFI, Schroder and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBFI, Schroder and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBFI for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2014. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by NBFI on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBFI’s separately-managed accounts with similar investment strategies to that applied by NBFI in managing a segment of the Fund’s portfolio. The Trustees noted that, for each period the segment of the Fund’s portfolio managed by NBFI outperformed the benchmark index, and for all periods was generally in-line with the performance of the comparable NBFI composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroder for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2014. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Schroder on both an absolute basis and in comparison to a benchmark index (the Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of Schroder’s separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that for all periods, the segment of the Fund’s portfolio managed by Schroder outperformed or was generally in line with the benchmark index, and for all periods was in-line with the performance of the comparable Schroder composite.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the year-to-date, one-year, three-year and since inception periods ended March 31, 2014. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that for the one-year and three-year periods ended March 31, 2014, the performance for the segment of the Fund’s portfolio managed by William Blair was above the Fund’s performance as a whole, and for the year-to-date and since inception periods ended March 31, 2014, the performance for the segment of the Fund’s portfolio managed by William Blair was below the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by each of NBFI, Schroder and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBFI, Schroder and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBFI, Schroder and William Blair under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBFI, Schroder and William Blair. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to NBFI, Schroder and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of NBFI, Schroder and William Blair or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBFI, Schroder and William Blair by Envestnet were reasonable in light of the services provided by NBFI, Schroder and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBFI, Schroder and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBFI, Schroder and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of NBFI, Schroder and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2015 as being in the best interests of the Fund and its shareholders.

PMC Diversified Equity Fund

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Diversified Equity Fund, and the Diversified Equity Fund’s sub-advisers, DIFA, Loomis, Sayles, Mellon, Neuberger and William Blair, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of DIFA, Loomis Sayles, Mellon, Neuberger and William Blair to the Diversified Equity Fund. The Trustees considered DIFA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Francis X. Morris, Michael S. Morris, Christopher S. Adams, and Donald G. Padilla, who serve as portfolio managers for the segment of the Fund’s assets managed by DIFA, and other key personnel at DIFA. The Trustees considered Loomis Sayles’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Warren N. Koontz and Arthur Barry, who serve as portfolio managers for the segment of the Fund’s assets managed by Loomis Sayles, and other key personnel at Loomis Sayles. The Trustees considered Mellon’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Ronald P. Gala, Warren Chiang and Michael P. Kaminski, who serve as the portfolio managers for the segment of the Fund’s assets managed by Mellon, and other key personnel at Mellon. The Trustees also considered Neuberger’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Benjamin Segal and Conrad A. Saldanha, who serve as portfolio managers for the segment of the Fund’s assets managed by Neuberger, and other key personnel at Neuberger. The Trustees also considered William Blair’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Brian D. Singer and Thomas Clarke, who serve as portfolio managers for the segment of the Fund’s assets managed by William Blair, and other key personnel at William Blair. The Trustees also considered information provided by each of DIFA, Loomis Sayles, Mellon, Neuberger and William Blair at the June 19, 2014 meeting and the August 13, 2014 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that DIFA, Loomis Sayles, Mellon, Neuberger and William Blair had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of DIFA, Loomis Sayles, Mellon, Neuberger and William Blair to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by DIFA, Loomis Sayles, Mellon, Neuberger and William Blair, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by DIFA for the year-to-date, one-year, three-year and since inception periods ended March 31, 2014 compared to a benchmark index (the Russell 2000 Index) and in comparison to a composite of DIFA’s separately-managed accounts with similar investment strategies to that applied by DIFA in managing a segment of the Fund’s portfolio. The Trustees noted that for all periods the performance for the segment of the Fund’s portfolio managed by DIFA outperformed the Russell 2000 Index and was generally in alignment with other accounts managed by DIFA using investment strategies similar to those applied by DIFA in managing a segment of the Fund’s portfolio. The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by DIFA outperformed the overall Fund’s performance.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Loomis Sayles for the year-to-date, one-year, three-year and since inception periods ended March 31, 2014. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Loomis Sayles on both an absolute basis and in comparison to multiple benchmark indices (the Russell 1000 Index, the Russell 1000 Value Index and the S&P 500 Index) and in comparison to multiple composites of Loomis Sayles’ separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted that, for each period, the segment of the Fund’s portfolio managed by Loomis Sayles had outperformed or was generally in-line with the benchmark indices and the comparable Loomis Sayles composites. The Trustees noted that for each period, the segment of the Fund’s portfolio managed by Loomis Sayles had outperformed the overall Fund’s performance.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Mellon for the year-to-date, one-year, three-year and since inception periods ended March 31, 2014, compared to a benchmark index (the Russell 1000 Growth Index) and in comparison to a composite of Mellon’s separately-managed accounts with similar investment strategies to that applied by Mellon in managing a segment of the Fund’s portfolio. The Trustees noted that for all periods the performance for the segment of the Fund’s portfolio managed by Mellon outperformed the Russell 1000 Growth Index and was generally in alignment with other accounts managed by Mellon using investment strategies similar to those applied by Mellon in managing a segment of the Fund’s portfolio. The Trustees noted that the segment of the Fund’s portfolio managed by Mellon had outperformed the overall Fund’s performance for the year-to-date, one-year and three-year periods ended March 31, 2014 and underperformed since inception.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Neuberger for the year-to-date, one-year, three-year and since inception periods ended March 31, 2014. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by Neuberger on both an absolute basis and in comparison to a benchmark index (the MSCI EAFE Index). The Trustees noted that, for the year-to-date, one-year and three-year periods, the segment of the Fund’s portfolio managed by Neuberger underperformed the benchmark index, and for the since inception period the segment of the Fund’s portfolio managed by Neuberger slightly outperformed the benchmark index. The Trustees noted that the segment of the Fund’s portfolio managed by Neuberger had underperformed the overall Fund performance over all time periods.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by William Blair for the year-to-date, one-year, three-year and since inception periods ended March 31, 2014. The Trustees compared the short-term and long-term performance of that segment of the Fund’s portfolio managed by William Blair on both an absolute basis and in comparison to the Fund as a whole. The Trustees noted that for the year-to-date, one-year, and three-year periods ended March 31, 2014, the performance for the segment of the Fund’s portfolio managed by William Blair was below the Fund’s performance as a whole, but that for the since inception period ended March 31, 2014, the performance for the segment of the Fund’s portfolio managed by William Blair was above the Fund’s performance as a whole.

After considering all the information, the Trustees concluded that the performance obtained by DIFA, Loomis Sayles, Mellon, Neuberger and William Blair for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by DIFA, Loomis Sayles, Mellon, Neuberger and William Blair.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to DIFA, Loomis Sayles, Mellon, Neuberger and William Blair under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of DIFA, Loomis Sayles, Mellon, Neuberger and William Blair. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to DIFA, Loomis Sayles, Mellon, Neuberger and William Blair. Consequently, the Trustees did not consider the costs of services provided by each of DIFA, Loomis Sayles, Mellon, Neuberger and William Blair or their profitability from their relationship with the Fund because the Trustees did not consider these factors as relevant. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of DIFA, Loomis Sayles, Mellon, Neuberger and William Blair by Envestnet were reasonable in light of the services provided by DIFA, Loomis Sayles, Mellon, Neuberger and William Blair.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to DIFA, Loomis Sayles, Mellon, Neuberger and William Blair are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of DIFA, Loomis Sayles, Mellon, Neuberger and William Blair from their association with the Fund. The Trustees concluded that the benefits that each of DIFA, Loomis Sayles, Mellon, Neuberger and William Blair may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreements for an additional term ending August 31, 2015 as being in the best interests of the Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information (Unaudited)

Tax Information

For the fiscal year ended August 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	80.71%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2014 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	70.96%

For the fiscal year ended August 31, 2014, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	79.51%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section (852)(b)(3), the amount necessary to reduce the earnings on profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2014. Both Funds utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The amounts designated as long-term capital gains were as follows:

Core Fixed Income Fund	$4,563
Diversified Equity Fund	$875,224

Indemnification

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present).	34	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	34	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Indefinite Term; Since October 23, 2009	Retired Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011);	34	Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies); Independent Manager, Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio).

Interested Trustee and Officers
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	34	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 40	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 35	Secretary	Indefinite Term; Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chief Compliance Officer Vice President, and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014–present); Senior Vice President, Ariel Investments, LLC, (2010–2013); Vice President, Ariel Investments, LLC (2003–2010).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2014	FYE 8/31/2013
Audit Fees	$51,250	$49,750
Audit-Related Fees	$6,000	$3,070
Tax Fees	$10,500	$10,180
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2014	FYE 8/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2014	FYE 8/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	November 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	November 5, 2014

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	November 5, 2014

* Print the name and title of each signing officer under his or her signature.